PIMCO Funds Annual Report

[Photo appears here]

June 30, 1998
Multi-Manager Series:
Class D Shares

Equity Income
Value
Renaissance
Capital Appreciation
Mid-Cap Growth
Innovation


Inside this report:
-----------------------------------------------------------------------------
Page 2  Letter From PIMCO Funds' President
Where We've Been and What's Ahead
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Page 3  Market Review
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Page 4  Today's Investor
Building a Foundation for Your Portfolio
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Page 6  Fund Spotlight
PIMCO Tax-Efficient Equity Fund
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Page 6  Investor Services
PIMCO Funds Is on the Web
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Page 7  Manager Spotlight
PIMCO Innovation Fund: Tony Rizza
-----------------------------------------------------------------------------
Page 8  In The News
Recent News on PIMCO Funds
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Page 9  The PIMCO Funds Family
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Page 10 PIMCO Funds Financial Information



                                                                P  I  M  C  O
                                                                ---------------
                                                                      F U N D S

President's
Letter

Dear Fellow Shareholder:

The financial markets continued their ascent during the last year, the magnitude of which surprised many investors. For the one-year period ended June 30, 1998, the stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 30.2%. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 10.5% return.

A Rising Tide   Investors have enjoyed a continuation of the bull market in stocks that began nearly eight years ago. Since October 1990, the stock market has more than tripled in value, with only one 10% correction. That setback occurred last October, as the financial upheaval in Asia began to unfold. However, individual investors viewed the market decline as a buying opportunity and stock prices rebounded sharply during the first quarter of 1998. To a great extent, stocks experienced a "cooling off" period during the second quarter, as performance was mixed.

Turning to the bond market, the Asian crisis has been largely beneficial for U.S. bonds. With the uncertainty surrounding the potential repercussions in Asia, many domestic and foreign investors flocked to the relative security of high quality U.S. fixed income securities. As a result, over the last year the yield on 30-year Treasuries fell from 6.6% to 5.6%. This led to strong gains in the prices of bonds, nearly across-the-board.

Looking Ahead   As we head into the second half of the year, there are few signs of a major reversal of fortune in our financial markets. However, it is unlikely that the pace of the gains we have experienced in the last several years will continue. While inflation is low and economic growth, while slowing, is still running at a healthy pace, the lingering financial crisis in Asia may be a drag on corporate profits going forward.

On the next pages you will find a more complete review of the stock and bond markets, followed by a number of investment strategies to consider with your financial advisor given today's market conditions. And on page 6 we provide details our newest addition to the PIMCO Funds family--PIMCO Tax-Efficient Equity Fund.

We appreciate the trust you have placed in us, and we will work hard to help you meet your financial objectives.

Sincerely,


/s/ Stephen J. Treadway

Stephen J. Treadway

President

July 21, 1998

Market
Review

The Stock Market
The Bull Market Continues

Stocks rose sharply during the last
year, due in large part to a rebound
during the first quarter of the year.

[GRAPH APPEARS HERE]

S&P 500 INDEX

--------------------------------------------------------------------------------
DATE      PRICE      DATE      PRICE      DATE     PRICE     DATE     PRICE
--------------------------------------------------------------------------------
6/26     1133.20     3/27     1095.44    12/26     936.46    9/26     945.22
6/19     1100.65     3/20     1099.16    12/19     946.78    9/19     950.51
6/12     1098.84     3/13     1068.61    12/12     953.39    9/12     923.91
6/ 5     1113.86     3/ 6     1055.69    12/ 5     983.79    9/ 5     929.05

5/29     1090.82     2/27     1049.34    11/28     955.40    8/29     899.47
5/22     1110.47     2/20     1034.21    11/21     963.09    8/22     923.54
5/15     1108.73     2/13     1020.09    11/14     928.35    8/15     900.81
5/ 8     1108.14     2/ 6     1012.46    11/ 7     927.51    8/ 8     933.54
5/ 1     1121.00                                             8/ 1     947.14

4/24     1107.90     1/30     980.28     10/31     914.62    7/25     938.79
4/17     1122.72     1/23     957.59     10/24     941.64    7/18     915.30
4/10     1110.67     1/16     961.51     10/17     944.16    7/11     916.68
4/ 3     1122.70     1/ 9     927.69     10/10     966.98    7/ 4     916.92
                     1/ 2     975.04     10/ 3     965.03

While the overall performance of the stock market is extremely positive, the shorter-term performance of stocks seems to depend on which calendar quarter you're looking at.

  In the fourth quarter of 1997 stocks fell sharply from their record levels, in response to the mounting Asian currency crisis. However, during the first quarter of 1998, fears regarding the Asian situation were put on the back burner, and the stock market increased 14%.

  The second quarter of 1998 was mediocre at best. While large-cap stocks on the whole posted gains, the best returns were mostly limited to the largest 50 companies, known as the "Nifty 50." On the other hand, many "smaller" large-caps, mid-cap and small-cap stocks experienced losses during the quarter.

  The superior returns of the largest-cap stocks has been somewhat of a surprise. Since most of the largest-cap firms are multi-national in nature, one might expect them to be most susceptible to the weakened Asian economies. Despite this, investors seemed comfortable with these firms' large size and market presence.

  Another important trend worth noting has been the strong results from technology stocks. This was especially true among Internet firms that have been benefiting from increased Web traffic and rising advertising revenues.

  Turning to the international markets, many European countries have posted extremely strong returns. However, the dramatic bear market taking place in Asia has spread to many other emerging markets, including South America.

  Looking ahead, we remain cautiously optimistic about the prospects for the stock market. Yet, we caution investors to trim their expectations, especially in light of the very strong performance from stocks over the last several years.

-------------------------------------------------------------------------------

The Bond Market
Strong Returns Abound
Bond prices have risen in the last
year, as interest rates have fallen

[GRAPH APPEARS HERE]

30-Year Treasury Rates

--------------------------------------------------------------------------------
DATE     PRICE     DATE      PRICE      DATE     PRICE     DATE     PRICE
-------------------------------------------------------------------------------
6/26     5.632      3/27     5.958      12/26     5.899     9/26     6.367
6/19     5.669      3/20     5.885      12/19     5.922     9/19     6.378
6/12     5.662      3/13     5.893      12/12     5.925     9/12     6.587
6/ 5     5.787      3/ 6     6.018      12/ 5     6.083     9/ 5     6.641

5/29     5.802      2/27     5.923      11/28     6.054     8/29     6.611
5/22     5.900      2/20     5.871      11/21     6.033     8/22     6.648
5/15     5.972      2/13     5.849      11/14     6.113     8/15     6.546
5/ 8     5.977      2/ 6     5.920      11/ 7     6.155     8/ 8     6.635
5/ 1     5.933                                              8/ 1     6.453

4/24     5.945      1/30     5.800      10/31     6.153     7/25     6.453
4/17     5.876      1/23     5.970      10/24     6.273     7/18     6.530
4/10     5.881      1/16     5.809      10/17     6.439     7/11     6.529
4/ 3     5.794      1/ 9     5.728      10/10     6.430     7/ 4     6.627
                    1/ 2     5.838      10/ 3     6.294

Bonds have also been enjoying a continuation of their bull market. During the last year, most sectors of the bond market posted double-digit gains.

  There were several "sub-plots" that contributed to the market's solid performance. These included the strong U.S. dollar, low inflation, the flight to high quality U.S. debt, and the renewed popularity of bond funds, as equity investors became cautious of an eventual market correction.

  But perhaps the most important factor behind the bond market's rise was the ongoing Asian financial crisis. As our bond market expert Bill Gross has said, "It's almost as if Asia's loss has been our gain." When the crisis first took shape late in 1997, U.S. interest rates began to fall, as investors flocked to safer, more liquid fixed income securities. And during the second quarter of this year, when it was apparent that the economic woes from Asia were not going to simply disappear, bond prices again rose. In fact, during the second quarter the bond market on the whole outperformed many sectors of the stock market.

  As we look toward the rest of the year, the prospects for the U.S. economy remain bright. And this could hold true for many European countries as well. While our growth rate of exports is beginning to slow down, our imports are much cheaper now than before, and the benefits of falling oil prices and declining interest rates have benefited many investors.

  There are certainly some threats. Six to twelve months of a less than "exuberant" stock market may slow consumption for at least part of the next few years. And, our skyrocketing dollar could lead to an unhealthy trade deficit.

  But all told, with inflation under control in the 1-2% range, it appears we have the ingredients for a continued bull market in bonds. Long-term Treasury yields over the next few years could range between 4 1/2 and 6 1/2% with the 5% "handle" containing most of the movement.

Today's
Investor

Building a Foundation for Your Portfolio
Start with a core stock and core bond fund


[PHOTO APPEARS HERE]

  Whether you're an investment novice or a seasoned professional, the recent gyrations in the financial markets may be unsettling. If this volatility has caused you to wonder whether your investments can withstand the current climate, you and your financial advisor should take a fresh look at your entire portfolio. A key first step is to make sure you have a solid foundation of both stock and bond fund investments.

A Variety of Investment Opportunities

Determining exactly which stock and bond funds to select as core investments is not as simple as it may seem. Within the stock and bond security classes are any number of sub-categories, each with its own potential risk and reward profile. These sub-categories provide you with a wide variety of investment opportunities.

The Bond Market

The bond market can be broadly dissected into four major sectors: government, mortgage, corporate, and foreign. And securities within each sector are typically available with varying maturities. Bonds are further divided according to their credit quality--either investment grade or high yield.

Different bonds perform better in different economic conditions. And bonds that invest in foreign countries often perform out of step with U.S. bonds.

Top-Performing Bond Sectors by Year
No single sector of the bond market consistently outperforms.

             Government     High Yield     Foreign      Short-Term

1997            9.6%          12.3%         11.1%          6.7%
1996            2.8%          11.1%         11.8%          5.1%
1995           18.3%          19.9%         17.9%         11.0%
1994           -3.4%          -1.2%         -4.0%          0.6%
1993           10.7%          17.2%         13.4%          5.6%
1992            7.2%          18.2%          8.0%          6.4%
1991           15.3%          34.5%         11.1%         11.8%
1990            8.7%          -4.4%          3.3%          9.7%

Past performance is no guarantee of future results. "Government Bonds" based on the return of the Lehman Government Bond Index. "Short-Term Bonds" based on the return of the Lehman 1-3 Year Government/Corporate Index. "Foreign Bonds" based on the return of the Salomon Brothers Currency Hedged Non-U.S. Bond Index. "High Yield Bonds" based on the return of the Merrill Lynch High Yield Index. It is not possible to invest directly in an unmanaged index. Source: Lipper Analytical Services, Inc. Performance is not representative of any PIMCO Fund.

Building a Foundation With Bonds

An actively managed mutual fund that primarily invests in intermediate-term, investment grade bonds is typically considered the foundation of the fixed income portion of a portfolio.

However, the fund should also have the flexibility to invest in all sectors, maturities and quality levels of the bond market. By adapting to changing economic and market conditions, this type of fund can rotate sectors, lengthen or shorten maturities, and adjust quality to maximize investment opportunities.


How Bonds of Various Maturities React
To Changing Interest Rates

When interest rates fall, bond prices rise, and vice versa. The longer a bond's maturity (date when it comes due), the more volatile its price will be when interest rates rise or fall.


[CHART APPEARS HERE]

                        Average Annual Changes in Price

                            Short-Term       Intermediate-Term      Long-Term
                            Govt. Bond       Govt. Bond             Govt. Bond
Declining Interest Rates           1.4%                    3.7%            6.8%
Rising Interest Rates             -0.4%                   -2.6%           -5.3%

Data from 1926-1996. Past performance is no guarantee of future results.
Source: Ibbotson Associates.

Build Around the Bond Core

After selecting a core bond fund, you may want to supplement your fixed income portfolio with more sector-specific holdings, such as a high yield or foreign bond fund. That way, you can tailor your investments to best achieve your financial goals, and can further diversify your overall portfolio.

Building on the Bond Foundation

[ARTWORK APPEARS HERE]

There is a variety of fixed income investment choices that can supplement a core bond fund.

The Stock Market

Within the stock market, you have the option of investing in small-, medium- or large-sized companies. Beyond the different size categories, you could invest in domestic or international stocks, stocks issued by companies in relatively stable industries (such as utilities), or stocks of companies in high growth and high volatility industries (such as technology). As with bonds, returns in stocks vary cyclically based on market conditions.

The Stock Foundation

Stocks of large-capitalization companies, or large-caps, are typically considered the foundation of the equity portion of a portfolio. Large-cap companies are generally household names, and they also make up the greatest share of the overall U.S. equity market. As such, they are an important cornerstone of the stock portion of your investment portfolio.


Large-Caps Constitute the Bulk of the Stock Market

While the total number of large-cap stocks is much less than the small- and mid-cap stock universe, large-caps represent 75% of the capitalization of the overall U.S. equity market.

                                        Small-Cap   7%
[PIE CHART APPEARS HERE]                  Mid-Cap  18%
                                        Large-Cap  75%



Source: Russell Data Services.

Large-cap stocks are also a more conservative investment than small- and mid-cap stocks, and their history of significant appreciation makes them competitive with riskier small- and mid-caps.

Potential Risk and Reward by Company Size

Large-cap stocks have historically been less risky than small- and mid-cap stocks, while providing solid returns (12/31/79-6/30/98).


Potential Risk and Reward

                                   Return                  Risk
--------------------------------------------------------------------------------
                       N Periods Geometric  Arithmetic   Standard   T Statistic
                                  Mean (%)   Mean (%)    Deviation
                                                            (%)
--------------------------------------------------------------------------------
Large          S&P 500     222     17.667      18.918       17.211        5.136
--------------------------------------------------------------------------------
Mid    Russell Mid-Cap     222     16.998      18.489       18.695        4.618
--------------------------------------------------------------------------------
Small     Russell 2000     222     14.432      16.419       21.226        3.591
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. "Large-Cap Stocks" represented by the S&P 500 Index, an unmanaged index of common stocks. "Mid-Cap Stocks" represented by Russell Mid-Cap Index. "Small-Cap Stocks" represented by Russell 2000 Index. It is not possible to invest in an unmanaged index. Volatility is measured by standard deviation of annual returns. Source: Ibbotson Associates. Performance is not representative of any PIMCO Fund.

A side benefit of investing in large-cap U.S. stocks is that many of these companies generate a significant portion of their sales in foreign countries. A strong foreign presence can be similar to investing in an international stock without actually owning one of those securities. For example, Coca-Cola's sales in foreign countries accounted for 66% of its total sales in 1997.

One of the best ways to access large-caps is through actively managed stock funds. Along with instant diversification, active management can be an added benefit. Unlike an index stock fund that seeks to mirror a given index, such as the S&P 500, an actively managed fund portfolio will be closely monitored and adjusted to meet changing economic and market conditions.

Supplement the Stock Core

As with the bond portion of your portfolio, once your core stock fund is in place you may want to supplement your equity investments with other types of stock funds, such as a small-cap or international. Again, this can help you to better aim towards your financial goals, and will diversify your overall portfolio.


Building on the Stock Foundation


[ARTWORK APPEARS HERE]


There is a variety of equity investment choices that can supplement a core stock fund.

Keeping Your Balance

With the abundance of stock and bond funds to choose from, how do you decide which ones should anchor your portfolio? Given the fact that the bull market in stocks is now in its eighth year, it may be tempting to invest the bulk of your portfolio in the equity market.

But a portfolio that's top-heavy in stocks could feel the brunt of the decline if the stock market enters a correction. By building the foundation of your portfolio with stock and bond funds, you can diversify your assets and help protect them against the risk of loss.

Review Your Portfolio Regularly

After your portfolio is in place, you should regularly review it to determine if any changes need to be made. Be sure to review all of your individual holdings to make sure that they remain consistent with your overall investment goals.

Fund
Spotlight

In July, PIMCO Funds introduced a new stock fund, the Tax-Efficient Equity Fund. Here are some details on this new offering.

PIMCO Tax-Efficient Equity Fund:
Tax-Bite Protection

[PHOTO APPEARS HERE]

With the financial markets posting such strong gains over the past several years, many people have not spent a lot of time considering how taxes can take a bite out of their investment returns. But taxes, more than almost any other factor, can play a dramatic role in a mutual fund's performance.

  That's why PIMCO Funds launched its Tax-Efficient Equity Fund. The Fund seeks to provide investors with the benefits of stock fund investing while lessening investment taxes. The Fund is managed by PIMCO Advisors' Parametric Portfolio Associates. Parametric is a specialist in privately managed, tax-efficient portfolios for taxable endowments, trusts and high net worth individuals.

  The firm has developed an innovative approach to tax-sensitive investing, which it utilizes in managing the Tax-Efficient Equity Fund.

  Parametric starts by identifying stocks using its proprietary computer ranking program. First, it seeks to identify companies that appear able to provide sustained growth. Then it ranks these organizations based on a number of factors, such as a company's past growth, current valuations, financial soundness and volatility. Once the portfolio is in place, Parametric employs numerous tax management techniques. These include using a low investment turnover strategy, matching profits to losses when buying and selling securities, and utilizing a low-dividend bias. To learn more about this Fund call 1-800-426-0107.

TAX-EFFICIENT EQUITY QUICK FACTS
--------------------------------
Objective:
Maximum after-tax growth of capital
Primary Portfolio:
A broadly diversified portfolio of large-cap stocks
PIMCO Advisors Manager:
Parametric Portfolio Associates
Proposed Symbol:
D Shares:  PXTDX

-------------------------------------------------------------------------------
Investor
Services

PIMCO Funds Is on the Web
www.pimcofunds.com

Have you had an opportunity to visit the PIMCO Funds Web site?
If not, you're missing the ability to access the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily market commentary from our fund managers, with insights on the economy and other factors affecting the financial markets. We can be found on the worldwide web at www.pimcofunds.com.

Portfolio Manager Information

In the site's Investment Insight section you can learn about each of the PIMCO Fund's institutional investment managers. You'll find details on a manager's investment process and strategy, biographies on individual portfolio managers, and timely updates regarding the managers' views on how the financial markets are affecting fund performance.

[PHOTO APPEARS HERE]

Fund Information

The Fund Information section of the site contains daily share prices and profiles on all of the PIMCO Funds. Profiles include performance data (for certain share classes), a summary of a fund's portfolio, Morningstar ratings and Lipper rankings, fund statistics and more.

Track Your Portfolio

A new feature of the site is "My Portfolio"--which enables you to track the market value of your investment portfolio. In addition to your PIMCO Funds investments, you can track other funds, stocks, futures and options. To access this unique service simply click on "My Portfolio" on the Home page.

Questions?

We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or, use the e-mail feature of the site.

Manager
Spotlight

PIMCO Innovation Fund
Tony Rizza

Thus far in 1998, one of the top PIMCO Funds is the Innovation Fund. The high-tech Innovation Fund has posted a 32% average annual return since its inception in 1994--ranking #3 of 33 Lipper Science and Technology Funds. A great deal of the success of the Fund is due to portfolio manager Tony Rizza. We recently spoke with him regarding Innovation.


Q:  Can you provide us some background on the Fund?

A: Innovation is a more aggressive specialized Fund that seeks capital appreciation through investment in stocks of technology-related companies.

Q:  How is the Fund managed?

[PHOTO APPEARS HERE]


A: We use our proprietary investment strategy based on the theory of "Positive Momentum & Positive Surprise." Briefly, the theory states that good companies doing better than generally expected will experience a rise in their stock price. Therefore, we look for growing companies that are surprising the market with better-than-expected results.

Q:  How is the Innovation Fund currently positioned?

A: The Innovation Fund's portfolio is primarily invested in technology-related companies. And as of June 30, 1998, 12% of its portfolio was in healthcare issues.

Q: Are there particular areas of the technology sector that you are focusing on?

A: Companies with ties to the Internet were some of the best performing stocks during the first half of 1998. The explosive growth of the Net is practically unsurpassed. While it took radio 30 years to reach an audience of 50 million, and television took 13, the Internet reached this critical mass in only four years. With such fast growth we expect periods of short-term volatility. However, we attempt to temper this risk by taking profits and trimming some of our holdings when they become too large for a fund's portfolio.

Q:  What are some of your favorite Internet stocks?

A: Innovation Fund currently holds America Online (AOL), which we first purchased in late 1996. The firm's growth has skyrocketed since it introduced a flat rate for unlimited monthly use of its service. AOL has worked to address customer service problems by dramatically upgrading its technological capacity, and by adding 5,000 new customer service representatives. As home computers become more affordable and Internet use expands, AOL should be in an outstanding position to continue growing its business.

We have owned Yahoo in the Innovation Fund's portfolio now for about two years, and it has been extremely successful. Yahoo, an Internet navigational service, has a very strong story and position in that marketplace. The firm is benefiting from an increase in Internet usage, which has allowed the firm to increase advertising rates. Yahoo's fundamentals are in sharp contrast to some of the recent Internet additions to the market that do not have earnings to back up their stock movement.

Q:  How does the Innovation Fund differ from other high-tech funds?

A: The Innovation Fund invests in both traditional technology stocks and in companies in other industries that use innovative technology to advance their business. This allows us to further diversify the Fund's portfolio and seek a wide range of exciting investment opportunities.

Q:  Can you give us an example of a "non-traditional" holding in the Fund?

A: VISX Inc. is a developer of technologies and systems for laser vision correction, and a top holding in Innovation. The firm has seen its share price soar, as demand for laser eye surgery has grown and the profit margins on laser equipment have increased.


The views of Mr. Rizza are not indicative of any future performance of any PIMCO Fund. Please refer to page 16 for more complete performance information on the Innovation Fund.

In The
News


Recent News on PIMCO Funds

The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles:


[ ] The press is taking notice of PIMCO Innovation Fund. In June, Business Week, Barron's and SmartMoney featured the Fund and portfolio manager Tony Rizza. And in its May review of the Fund, Morningstar said it has "been able to avoid meltdowns. . .and has so far succeeded at a tricky game."

[ ] Pacific Investment Management Company, PIMCO Advisors' institutional bond management firm, was featured in the June 6th issue of Morningstar Mutual Funds. It said the firm has "made strategic use of emerging markets and high yield issues within an overall strategy of risk control" and it is "in the best position to wring whatever excess returns are available out of the market." Also in June, Barron's said the firm is "one of the world's leading money-management companies, with a terrific long-term record."

[ ] CNBC interviewed Cliff Hoover, a portfolio manager of the PIMCO Equity Income Fund, on June 10th. Mr. Hoover provided details on his investment strategy for the Fund.

[ ] In its July review of PIMCO Capital Appreciation Fund, Morningstar said it "is built for consistency. . .the management team shoots for solid relative returns, but won't make outlandish bets to get there."

[ ] The insights of Bill Gross, manager of the PIMCO Total Return, Low Duration, Short-Term and StocksPLUS Funds, continue to be sought out by the press. Over the last three months his views appeared in The Wall Street Journal, The Washington Post and Barron's.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of June 30, 1998.


PIMCO STOCK FUNDS        Overall  3 Year  5 Year  10 Year
 StocksPLUS              *****         5       5        -

 Renaissance             ****          5       4        3

 Capital Appreciation    ****          5       4        -

 Equity Income           ****          4       4        -

 Value                   ****          4       4        -

 Mid-Cap Growth          ****          4       4        -


 PIMCO BOND FUNDS        Overall  3 Year  5 Year  10 Year
 Total Return            *****         4       4        5

 High Yield              *****         5       5        -

 Foreign Bond            *****         5       5        -

 Low Duration            *****         4       5        5

 Short-Term              ****          4       5        4

The chart above is based on June 30, 1998 Morningstar ratings. During the 3-, 5- and 10-year periods there were 2,545, 1,462 and 707 domestic equity funds and 1,468, 890 and 337 taxable bond funds rated, respectively.

Morningstar proprietory ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. With the exception of the Renaissance Fund, ratings are based on institutional class shares. Class D shares have not yet been rated by Morningstar. Had Class D shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class D share's higher expenses. Renaissance rating is based on Class C shares (its oldest class of shares); other class ratings may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

The PIMCO Funds Family

PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $229 billion. PIMCO Advisors owns seven independent investment firms, each seeking the highest caliber performance in a specific discipline. Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious clients, including 46 of the 100 largest U.S. corporations.


Stock Funds                  Objective                         Primary Portfolio Composition           PIMCO Advisors Manager
-----------------------------------------------------------------------------------------------------------------------------------
Strategic                    Total return                      S&P 500 Index stock futures backed      Pacific Investment
Balanced                                                       by a portfolio of short-term,           Management Company
                                                               fixed income securities, and
                                                               intermediate-term investment
                                                               grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income                Current income and long-term      Stocks of companies with                NFJ Investment Group
                             growth                            below-average P/Es
                                                               and above-average dividends
-----------------------------------------------------------------------------------------------------------------------------------
Value                        Long-term growth of capital and   Stocks of companies with                NFJ Investment Group
                             income                            below-average P/Es
-----------------------------------------------------------------------------------------------------------------------------------
Renaissance                  Long-term growth of capital and   Stocks of companies with below-         Columbus Circle Investors
                             income                            average valuations
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Equity         Maximum after-tax growth of       A broadly diversified portfolio of      Parametric Portfolio
                             capital                           at least 250 common stocks of           Associates
                                                               companies with larger
                                                               market capitalizations
-----------------------------------------------------------------------------------------------------------------------------------
StocksPLUS                   Total return exceeding the S&P    S&P 500 Index stock index futures       Pacific Investment
                             500 Index                         backed by a portfolio of                Management Company
                                                               short-term, fixed-income securities

-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation         Growth of capital                 Stocks of larger-capitalized            Cadence Capital Management
                                                               companies the manager believes
                                                               are reasonably priced
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth               Growth of capital                 Stocks of medium-capitalized            Cadence Capital Management
                                                               companies the manager believes
                                                               are reasonably priced
-----------------------------------------------------------------------------------------------------------------------------------
Innovation                   Capital appreciation              Stocks of technology-related            Columbus Circle Investors
                                                               companies

Bond Funds                   Objective                         Primary Portfolio Composition           PIMCO Advisors Manager
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term                   Maximum current income            Money market securities and             Pacific Investment
                             consistent with                   short-term bonds                        Management Company
                             preservation of capital and       (up to 1 year duration)
                             daily liquidity
-----------------------------------------------------------------------------------------------------------------------------------
Low Duration                 Maximum total return              Shorter-term, investment grade bonds    Pacific Investment
                                                               (1-3 year duration)                     Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Real Return Bond             Maximum real return               Inflation-indexed government bonds      Pacific Investment
                                                                                                       Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                 Maximum total return              Intermediate-term, investment grade     Pacific Investment
                                                               bonds (3-6 year duration)               Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                 Maximum total return              Mortgage-related securities             Pacific Investment
Mortgage                                                       (2-6 year duration)                     Management Company
-----------------------------------------------------------------------------------------------------------------------------------
High Yield                   Maximum total return              High-yield bonds (2-6 year duration)    Pacific Investment
                                                                                                       Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond               High current income exempt from   Investment grade municipal bonds        Pacific Investment
                             federal income tax                (3-10 year duration)                    Management Company
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Bond                 Maximum total return              Intermediate-term, investment grade     Pacific Investment
                                                               foreign bonds                           Management Company
                                                               (3-6 year duration)

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series:
Class D shares as of June 30, 1998. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below are a table of contents and descriptions of the various sections.

Pages  11-17  Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages  18-24  Schedule of Investments

The schedule of investments includes a listing of securities in the Fund's portfolio as of June 30, 1998, including the number of shares or principal amount and value as of that date.

                                                Schedule of
Fund Name                         Fund Summary  Investments

Equity Income Fund                Page 11       Page 18
Value Fund                        Page 12       Page 19
Renaissance Fund                  Page 13       Page 20
Capital Appreciation Fund         Page 14       Page 21
Mid-Cap Growth Fund               Page 15       Page 22
Innovation Fund                   Page 16       Page 24

Pages 25  Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

Pages 26  Statement of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's NAVs per share by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

Pages 27  Statement of Operations

This statement lists a Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 28  Statement of Changes in Net Assets

This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 30-33  Notes to Financial Statements

These contain a description of the significant accounting policies of the funds, more detailed information about the schedules and tables that appear in the report.

June 30, 1998

PIMCO Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital.

PORTFOLIO

Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups.

TOTAL NET ASSETS

$202 million

NUMBER OF SECURITIES IN THE PORTFOLIO

47 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


PERFORMANCE*

Average Annual Total Return For periods ended 6/30/98

                                                   Lipper
                    D Shares            S&P 500    Equity Inc.
                    (INCEP. 3/8/91)     Index      Fund Avg.
1 YEAR                   21.4%           30.2%      20.9%
3 YEARS                  24.3%           30.2%      23.1%
5 YEARS                  17.7%           23.1%      17.5%
INCEPTION                17.0%             --         --


Change in Value
$10,000 invested at the Fund's inception


[CHART APPEARS HERE]

            EQUITY INCOME     S&P 500
CLASS             D            INDEX
INCEPTION       3/8/91
=========   =============   ===========
03/31/91        10,000.00     10,000.00
04/30/91        10,065.87     10,024.00
05/31/91        10,632.34     10,457.04
06/30/91        10,259.06      9,978.10
07/31/91        10,829.67     10,443.08
08/31/91        10,987.30     10,690.59
09/30/91        11,044.15     10,512.05
10/31/91        11,118.11     10,652.91
11/30/91        10,670.62     10,223.60
12/31/91        11,607.02     11,393.18
01/31/92        11,891.07     11,181.27
02/29/92        12,189.35     11,326.62
03/31/92        11,987.45     11,105.76
04/30/92        12,199.15     11,432.26
05/31/92        12,216.04     11,488.28
06/30/92        12,222.54     11,317.34
07/31/92        12,765.92     11,779.65
08/31/92        12,391.09     11,538.52
09/30/92        12,492.83     11,674.10
10/31/92        12,504.85     11,714.37
11/30/92        12,878.56     12,113.25
12/31/92        13,265.87     12,261.88
01/31/93        13,329.83     12,364.39
02/28/93        13,602.75     12,532.91
03/31/93        13,909.56     12,797.36
04/30/93        13,632.91     12,488.05
05/31/93        13,732.87     12,822.10
06/30/93        13,972.22     12,859.67
07/31/93        13,945.09     12,807.97
08/31/93        14,432.10     13,293.91
09/30/93        14,415.72     13,191.94
10/31/93        14,527.81     13,464.89
11/30/93        14,377.14     13,336.57
12/31/93        14,331.76     13,497.81
01/31/94        14,803.18     13,956.73
02/28/94        14,478.84     13,577.95
03/31/94        13,896.36     12,985.95
04/30/94        14,000.87     13,152.43
05/31/94        14,082.83     13,368.26
06/30/94        13,880.22     13,040.60
07/31/94        14,332.95     13,468.85
08/31/94        14,915.44     14,021.08
09/30/94        14,635.63     13,678.26
10/31/94        14,804.26     13,985.61
11/30/94        14,005.72     13,476.26
12/31/94        14,045.38     13,676.11
01/31/95        14,498.98     14,030.73
02/28/95        14,966.53     14,577.51
03/31/95        15,393.82     15,007.69
04/30/95        15,788.20     15,449.67
05/31/95        16,364.50     16,067.19
06/30/95        16,412.10     16,440.43
07/31/95        16,981.31     16,985.60
08/31/95        17,215.46     17,028.23
09/30/95        17,662.84     17,746.82
10/31/95        17,588.57     17,683.46
11/30/95        18,187.32     18,459.77
12/31/95        18,672.23     18,815.30
01/31/96        18,945.98     19,455.78
02/29/96        19,192.03     19,636.13
03/31/96        19,569.68     19,825.23
04/30/96        20,056.71     20,117.45
05/31/96        20,374.00     20,636.28
06/30/96        20,411.25     20,714.90
07/31/96        19,466.19     19,799.72
08/31/96        20,127.32     20,217.30
09/30/96        20,814.89     21,355.13
10/31/96        21,280.70     21,944.10
11/30/96        22,877.67     23,602.85
12/31/96        22,592.87     23,135.28
01/31/97        23,084.94     24,580.77
02/28/97        23,743.94     24,773.49
03/31/97        22,942.16     23,755.54
04/30/97        23,771.98     25,173.75
05/31/97        25,253.80     26,706.33
06/30/97        25,958.06     27,902.77
07/31/97        27,600.21     30,123.00
08/31/97        26,967.67     28,435.51
09/30/97        28,641.34     29,992.92
10/31/97        27,750.71     28,991.15
11/30/97        28,892.79     30,333.15
12/31/97        29,566.94     30,853.98
01/31/98        29,673.33     31,195.22
02/28/98        31,410.82     33,445.02
03/31/98        32,883.64     35,157.74
04/30/98        32,393.05     35,511.43
05/31/98        32,197.65     34,900.98
06/30/98        31,509.14     36,318.66

*These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's Institutional Class shares (for the period from 3/8/91), adjusted for Class D expenses. Past performance is not an indication of future results.

See page 17 for Footnotes, which include additional details.

PORTFOLIO COMPOSITION

Top 10 Holdings  % of Total Investments
SUPERVALU Incorporated                 4.0%
Large food wholesaler; retail
--------------------------------------------
PNC Bank Corp.                         3.7%
Commercial banking
--------------------------------------------
RJR Nabisco Holdings, Corp.            3.6%
Tobacco/food products manufacturer
--------------------------------------------
Ford Motor Co.                         2.6%
Automaker
--------------------------------------------
Atlantic Richfield Co.                 2.4%
Integrated oil enterprise
--------------------------------------------
Pharmacia & Upjohn, Inc.               2.2%
R & D pharmaceutical/health
care products
--------------------------------------------
American Home Products Corp.           2.2%
Healthcare and agricultural products
--------------------------------------------
Deluxe Corp.                           2.1%
Paper-based/electronic payment
services
--------------------------------------------
Union Carbide Corp.                    2.1%
Chemicals and plastics
--------------------------------------------
Peoples Energy Co.                     2.1%
Gas utility
--------------------------------------------
Top Ten Total                         27.0%
--------------------------------------------

Top 5 Industries      % of Total Investments
--------------------------------------------
Financial & Business Services         16.2%
--------------------------------------------
Consumer Discretionary                16.1%
--------------------------------------------
Utilities                             11.9%
--------------------------------------------
Energy                                11.1%
--------------------------------------------
Materials & Processing                 9.5%

Portfolio Composition
--------------------------------------------
Common Stock                            96%
--------------------------------------------
Cash Equivalents                         4%

PORTFOLIO INSIGHTS

For the year ended June 30, 1998, the Equity Income Fund's performance was solid, returning 21.4%. While this return trailed the S&P 500, it was comparable to the average return of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

  The Fund found strength throughout much of the year from its consumer-oriented holdings. A strong domestic economy, including high employment, low interest rates and low inflation, spurred consumer spending. As a result, many consumer cyclicals had banner years. Consider for example Ford Motor Co., which was a particularly strong performer during the period. Like other American automakers, Ford's truck and sports-utility vehicle sales have greatly increased. But in addition, Ford's European operations and auto parts division had an increase in earnings. And at the same time, the company cut $900 million in costs. As a result, Ford's stock price increased substantially in the first six months of 1998.

  Chrysler Corp. was also a standout performer for the Fund this year. Like Ford, Chrysler benefited from the generally strong economy and made deep cost-cutting efforts. In addition, luxury German automaker Daimler-Benz AG's announced a merger with Chrysler in May, which catapulted the company's stock price.

  Also in the consumer cyclicals sector, the Fund saw contributions from American Home Products Corp., a drug and consumer products company. While this company had some setbacks during the year, including the withdrawal of two of its prescription drugs form the market, it also had some very positive news in the form of an announced merger with Monsanto Co. Industry analysts applauded this merger and investors must have agreed, as American Home Product's stock price climbed significantly over the year.

  One significant disappointment for the Fund very recently was Capstead Mortgage Corp. Capstead is a Real Estate Investment Trust (REIT) which took a large write-off in its portfolio during the second quarter of 1998. As a result, the company was forced to cut its dividend and watch its stock price fall sharply in June. This price drop in turn caused the portfolio to lose over 1% for the month and the quarter ended June 30, 1998.

  In planning for the coming months the Fund's manager does not presently anticipate any radical changes to the current positioning. Believing that the continued over-valuation of large-cap growth stocks will eventually turn investors back to fundamentals and value holdings, the manager sees the Fund as a particularly timely investment opportunity.


                                        See page 18 for financial details.    11

June 30, 1998

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and current income.

PORTFOLIO

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields.

TOTAL NET ASSETS

$239 million

NUMBER OF SECURITIES IN THE PORTFOLIO

51 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


PERFORMANCE*

Average Annual Total Return    For periods ended 6/30/98

                                                      Lipper
                  D Shares               S&P 500      GR. & INCOME
                  (INCEP. 12/30/91)      INDEX        FUND AVG.
1 YEAR                 18.9%             30.2%        22.9%
3 YEARS                23.6%             30.2%        24.7%
5 YEARS                18.6%             23.1%        18.9%
INCEPTION              17.4%             --           --

Change in Value
$10,000 invested at the Fund's inception

[CHART APPEARS HERE]

               VALUE
CLASS            D         S&P 500
INCEPTION     12/30/91      INDEX
=========    ==========   ==========
12/31/91      10,000.00    10,000.00
01/31/92      10,285.69     9,814.00
02/29/92      10,630.23     9,941.58
03/31/92      10,388.18     9,747.72
04/30/92      10,431.92    10,034.30
05/31/92      10,338.20    10,083.47
06/30/92      10,114.70     9,933.43
07/31/92      10,470.21    10,339.21
08/31/92      10,164.37    10,127.57
09/30/92      10,302.04    10,246.57
10/31/92      10,364.30    10,281.92
11/30/92      10,917.69    10,632.02
12/31/92      11,269.45    10,762.47
01/31/93      11,503.44    10,852.44
02/28/93      11,624.35    11,000.36
03/31/93      11,982.90    11,232.47
04/30/93      11,770.06    10,960.98
05/31/93      11,932.64    11,254.19
06/30/93      12,012.04    11,287.16
07/31/93      11,950.96    11,241.79
08/31/93      12,596.36    11,668.30
09/30/93      12,623.58    11,578.81
10/31/93      13,057.25    11,818.37
11/30/93      12,921.49    11,705.74
12/31/93      13,066.23    11,847.27
01/31/94      13,667.54    12,250.07
02/28/94      13,441.53    11,917.61
03/31/94      12,716.12    11,398.00
04/30/94      12,557.61    11,544.12
05/31/94      12,553.39    11,733.56
06/30/94      12,260.60    11,445.97
07/31/94      12,769.34    11,821.86
08/31/94      13,303.57    12,306.55
09/30/94      12,895.25    12,005.66
10/31/94      13,028.59    12,275.42
11/30/94      12,369.96    11,828.35
12/31/94      12,484.07    12,003.77
01/31/95      12,819.79    12,315.02
02/28/95      13,389.31    12,794.94
03/31/95      13,754.25    13,172.52
04/30/95      14,121.98    13,560.45
05/31/95      14,655.37    14,102.46
06/30/95      14,906.80    14,430.06
07/31/95      15,558.93    14,908.56
08/31/95      15,746.68    14,945.98
09/30/95      16,179.36    15,576.70
10/31/95      16,221.14    15,521.09
11/30/95      16,914.72    16,202.47
12/31/95      17,273.41    16,514.53
01/31/96      17,762.39    17,076.68
02/29/96      18,146.57    17,234.98
03/31/96      18,289.44    17,400.96
04/30/96      18,524.22    17,657.45
05/31/96      18,894.34    18,112.83
06/30/96      18,806.12    18,181.84
07/31/96      17,788.61    17,378.57
08/31/96      18,476.64    17,745.08
09/30/96      18,976.93    18,743.78
10/31/96      19,243.26    19,260.73
11/30/96      20,888.73    20,716.65
12/31/96      20,705.64    20,306.25
01/31/97      21,397.37    21,574.99
02/28/97      21,755.86    21,744.13
03/31/97      20,989.36    20,850.67
04/30/97      21,810.65    22,095.45
05/31/97      23,092.86    23,440.62
06/30/97      23,674.34    24,490.76
07/31/97      25,232.94    26,439.49
08/31/97      24,697.22    24,958.35
09/30/97      26,176.56    26,325.32
10/31/97      24,853.28    25,446.06
11/30/97      25,454.13    26,623.95
12/31/97      26,030.03    27,081.09
01/31/98      26,128.55    27,380.60
02/28/98      27,676.46    29,355.29
03/31/98      28,791.66    30,858.58
04/30/98      28,233.62    31,169.02
05/31/98      28,107.87    30,633.22
06/30/98      28,150.67    31,877.54

*These returns represent the blended performance of the Fund's retail Class D shares (for the period from 4/8/98) and the prior performance of the Fund's Institutional Class shares (for the period from 12/30/91), adjusted for Class D expenses. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

PORTFOLIO COMPOSITION

Top 10 Holdings                     % of Total Investments
----------------------------------------------------------
DTE Energy Co.                                         3.2%
Electric and steam utility
----------------------------------------------------------
Nicor, Inc.                                            3.2%
Utility holding/natural gas
----------------------------------------------------------
Public Service Enterprises Group, Inc.                 3.2%
Electric/gas services
----------------------------------------------------------
Southern New England Telecom.                          3.0%
Telecommunication services
----------------------------------------------------------
Anheuser-Busch Cos., Inc.                              3.0%
Largest U.S. brewer:baking
----------------------------------------------------------
SUPERVALU, Inc.                                        3.0%
Large food wholesaler; retail
----------------------------------------------------------
Harris Corp.                                           3.0%
Diversified electronic products/services
----------------------------------------------------------
Chase Manhattan Corp.                                  3.0%
Commercial banking
----------------------------------------------------------
Pharmacia & Upjohn, Inc.                               2.9%
R & D pharmaceutical/health care products
----------------------------------------------------------
Repsol SA SP-ADR                                       2.9%
Integrated oil company
----------------------------------------------------------
Top Ten Total                                         30.4%
----------------------------------------------------------

Top 5 Industries                    % of Total Investments
----------------------------------------------------------
Consumer Discretionary                                13.5%
----------------------------------------------------------
Financial & Business Services                         13.5%
----------------------------------------------------------
Consumer Staples                                      11.7%
----------------------------------------------------------
Energy                                                10.0%
----------------------------------------------------------
Technology                                             9.6%

Portfolio Composition
----------------------------------------------------------
Common Stock                                            97%
----------------------------------------------------------
Cash Equivalents                                         3%


PORTFOLIO INSIGHTS

The Value Fund posted solid results for the year ended June 30, 1998, with shares returning 18.9%. In general, the market's continued focus on large caps and more growth-oriented holdings meant it was a difficult year for value investors.

  Much of the Fund's success during this period can be traced to its financial and consumer cyclical holdings--two sectors that benefited from the growing domestic economy. Within the financial sector, the Fund saw significant contributions from banks, such as Chase Manhattan Corp., which was one of the Fund's largest holdings over the year and also one of its best performers. The bank reported large trading profits and growing fee income from securities processing. In addition, Chase had increases in trust revenues, mortgage banking and bank card fees.

  In the consumer cyclicals area, Chrysler Corp. was a standout holding for the Fund. An announced merger with German luxury automaker Daimler-Benz AG greatly improved Chrysler's outlook for global growth. Also, profits from the company's truck sales soared while management implemented a deep cost-cutting program. As a result, Chrysler's second quarter 1998 earnings were more than double earnings for the same three-month period in 1997.

  One sector that did not do as well for the Fund this year was basic industries, which includes steel. The steel industry was hit hard by deteriorating fundamentals over the last six months, the result of rising supply and softening demand. With predictions of further demand declines in the air, steel company stock prices began dropping. Fund holding USX-U.S. Steel Group, Inc. was no exception to this trend, seeing its price decline over the year ended June 30, 1998.

  Although value stocks have trailed growth stocks for much of the year, the Fund's manager currently sees signs that the tide may turn. More favorable valuations and lower volatility should make value stocks a more attractive investment in these increasingly uncertain markets.


12                                         See page 19 for financial details.

June 30, 1998

PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and current income.

PORTFOLIO

Primarily common stocks with below-average valuations that have improving business fundamentals.

TOTAL NET ASSETS

$657 million

NUMBER OF SECURITIES IN THE PORTFOLIO

50 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus Circle Investors

PERFORMANCE*

Average Annual Total Return  For periods ended 6/30/98

                                                              Lipper
                             D Shares               S&P 500   Equity Inc.
                             (INCEP. 4/18/88)       Index     Fund Avg.
1 YEAR                       31.0%                  30.2%     20.9%
5 YEARS                      21.7%                  23.1%     17.5%
10 YEARS                     15.3%                  18.6%     14.6%
INCEPTION                    15.3%                  --        --


Change in Value
$10,000 invested at the Fund's inception


[CHART APPEARS HERE]


             RENAISSANCE
CLASS             D         S&P 500
INCEPTION      4/18/88       INDEX
=========    ===========   =========
04/30/88       10,000.00   10,000.00
05/31/88        9,999.99   10,087.00
06/30/88       10,231.81   10,549.99
07/31/88       10,200.23   10,509.90
08/31/88       10,061.54   10,152.57
09/30/88       10,211.25   10,585.07
10/31/88       10,328.86   10,879.33
11/30/88       10,275.10   10,723.76
12/31/88       10,613.99   10,911.42
01/31/89       10,932.00   11,710.14
02/28/89       10,877.19   11,418.56
03/31/89       10,976.03   11,684.61
04/30/89       11,264.28   12,291.04
05/31/89       11,585.77   12,788.83
06/30/89       11,673.84   12,715.93
07/31/89       11,898.50   13,864.18
08/31/89       12,269.32   14,135.92
09/30/89       12,122.10   14,077.96
10/31/89       11,894.71   13,751.35
11/30/89       11,883.30   14,031.88
12/31/89       11,885.79   14,368.64
01/31/90       11,304.45   13,404.51
02/28/90       11,304.43   13,577.42
03/31/90       11,597.44   13,937.23
04/30/90       11,247.15   13,588.80
05/31/90       11,947.78   14,913.70
06/30/90       11,896.36   14,812.29
07/31/90       11,566.63   14,764.89
08/31/90       10,780.28   13,430.14
09/30/90       10,010.71   12,776.10
10/31/90        9,600.00   12,721.16
11/30/90        9,933.71   13,542.95
12/31/90       10,118.32   13,920.79
01/31/91       10,444.31   14,527.74
02/28/91       11,070.19   15,566.47
03/31/91       11,338.40   15,943.18
04/30/91       11,456.75   15,981.45
05/31/91       12,061.86   16,671.85
06/30/91       11,638.94   15,908.27
07/31/91       12,063.61   16,649.60
08/31/91       12,554.64   17,044.20
09/30/91       12,756.99   16,759.56
10/31/91       13,024.73   16,984.14
11/30/91       12,623.15   16,299.68
12/31/91       13,582.86   18,164.36
01/31/92       13,826.81   17,826.50
02/29/92       14,097.90   18,058.25
03/31/92       13,833.44   17,706.11
04/30/92       13,847.05   18,226.67
05/31/92       13,996.94   18,315.98
06/30/92       13,839.33   18,043.44
07/31/92       14,154.49   18,780.51
08/31/92       13,976.30   18,396.08
09/30/92       14,119.65   18,612.23
10/31/92       14,091.96   18,676.44
11/30/92       14,451.14   19,312.37
12/31/92       14,748.53   19,549.34
01/31/93       14,985.33   19,712.77
02/28/93       14,860.02   19,981.45
03/31/93       15,424.81   20,403.06
04/30/93       15,298.82   19,909.92
05/31/93       15,662.69   20,442.51
06/30/93       15,979.01   20,502.41
07/31/93       16,344.69   20,419.99
08/31/93       17,399.74   21,194.72
09/30/93       17,689.86   21,032.16
10/31/93       17,944.14   21,467.32
11/30/93       17,491.96   21,262.73
12/31/93       18,023.93   21,519.80
01/31/94       18,545.04   22,251.47
02/28/94       18,342.36   21,647.57
03/31/94       17,331.66   20,703.73
04/30/94       17,215.41   20,969.15
05/31/94       17,142.63   21,313.26
06/30/94       16,741.66   20,790.87
07/31/94       17,165.31   21,473.64
08/31/94       17,968.71   22,354.06
09/30/94       17,947.80   21,807.50
10/31/94       17,903.74   22,297.52
11/30/94       17,169.93   21,485.44
12/31/94       17,236.50   21,804.07
01/31/95       17,280.85   22,369.45
02/28/95       17,664.85   23,241.19
03/31/95       18,144.86   23,927.04
04/30/95       18,486.05   24,631.69
05/31/95       18,530.60   25,616.22
06/30/95       18,998.09   26,211.28
07/31/95       19,936.73   27,080.45
08/31/95       20,160.12   27,148.42
09/30/95       20,812.83   28,294.08
10/31/95       20,872.60   28,193.07
11/30/95       21,874.30   29,430.75
12/31/95       22,143.55   29,997.58
01/31/96       22,904.87   31,018.70
02/29/96       23,206.23   31,306.24
03/31/96       23,394.87   31,607.72
04/30/96       23,792.28   32,073.62
05/31/96       24,348.45   32,900.80
06/30/96       24,399.50   33,026.15
07/31/96       23,364.23   31,567.06
08/31/96       24,271.93   32,232.81
09/30/96       25,473.73   34,046.87
10/31/96       26,351.74   34,985.88
11/30/96       27,692.30   37,630.46
12/31/96       27,753.25   36,885.00
01/31/97       28,763.31   39,189.58
02/28/97       28,616.38   39,496.83
03/31/97       27,894.36   37,873.90
04/30/97       29,070.33   40,134.97
05/31/97       30,871.10   42,578.39
06/30/97       32,485.16   44,485.90
07/31/97       35,353.05   48,025.64
08/31/97       34,507.33   45,335.25
09/30/97       37,023.23   47,818.26
10/31/97       35,312.68   46,221.13
11/30/97       36,691.85   48,360.70
12/31/97       37,726.31   49,191.06
01/31/98       37,748.75   49,735.11
02/28/98       40,601.16   53,322.01
03/31/98       42,183.51   56,052.63
04/30/98       43,141.54   56,616.52
05/31/98       42,250.28   55,643.28
06/30/98       42,562.55   57,903.51

*Class D shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class D shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. Had Class D share returns been restated without regard to the lower operating expenses of Class D shares, the total return figures for the 1-, 5-, 10-year and since inception periods would have been lower, namely 30.3%, 20.8%, 14.5% and 14.5%, respectively. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

PORTFOLIO COMPOSITION

Top 10 Holdings                         % of Total Investments
--------------------------------------------------------------
Sears Roebuck & Co.                                        4.4%
Merchandise/services retailer
--------------------------------------------------------------
Tandy Corp.                                                3.6%
Consumer electronics retailer
--------------------------------------------------------------
Equitable Cos., Inc.                                       3.6%
Insurance/financial services
--------------------------------------------------------------
Enron Corp.                                                3.2%
National gas pipeline systems
--------------------------------------------------------------
MediaOne Group, Inc.                                       3.1%
Communications
--------------------------------------------------------------
Lafarge Corp.                                              3.0%
Cement producer
--------------------------------------------------------------
Hasbro, Inc.                                               3.0%
Toy/game manufacturer
--------------------------------------------------------------
Philip Morris Co.                                          2.9%
Tobacco/food products manufacturer
--------------------------------------------------------------
Martin Marietta Materials, Inc.                            2.8%
Aggregates/building materials
--------------------------------------------------------------
Atlantic Richfield Co.                                     2.7%
Integrated oil enterprise
--------------------------------------------------------------
Top Ten Total                                             32.3%
--------------------------------------------------------------

Top 5 Industries                        % of Total Investments
--------------------------------------------------------------
Financial & Business Services                             18.0%
--------------------------------------------------------------
Consumer Discretionary                                    17.1%
--------------------------------------------------------------
Materials & Processing                                     8.8%
--------------------------------------------------------------
Communications                                             8.2%
--------------------------------------------------------------
Technology                                                 7.8%

Portfolio Composition
--------------------------------------------------------------
Common Stock                                               95%
--------------------------------------------------------------
Convertible Bonds & Notes                                   1%
--------------------------------------------------------------
Cash Equivalents                                            4%

PORTFOLIO INSIGHTS

For the year ended June 30, 1998, the Renaissance Fund posted excellent results, returning 31.0%. This return was in line with the Fund's benchmark and far surpassed an average of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

  As a risk-sensitive investment, the Fund has sought to avoid exposure to companies connected to the Asian markets. Instead, the Renaissance Fund has emphasized domestic and interest-sensitive companies-companies that should benefit from the strong economy. As a result, the Fund has held significant positions during the year in both the finance and consumer discretionary sectors.

  Holdings in the finance sector were among some of the best performers for the Fund this year, thanks in large part to unprecedented strength in the stock market. For example, The Equitable Cos., a large financial-services company, was a major contributor to the Fund's success. The company's earnings were stronger than expected this year because of booming revenues from two of its units:
Donaldson, Lufkin and Jenrette, a broker/dealer; and Alliance Capital, an investment management firm. And The Equitable saw very strong sales in its variable annuity products over the last six months, despite changes in tax laws that are generally considered unfavorable to annuities.

  A standout in the consumer discretionary sector was Sears, Roebuck & Co.. Purchased by the Fund in the first quarter, the stock had been out of favor and analysts had low expectations for it because of previous losses in its credit card division. However, the Fund manager believed Sears' improving retail sales and the strong economy made it an attractive buying opportunity. Sears' comparable store sales rose in the second quarter, as did its revenue, which surpassed analysts' expectations and pushed the stock price up significantly in the first half of 1998.

  The transportation sector proved to be one of the few disappointments for the portfolio this year, due almost entirely to poor performance from one company, Trinity Industries, Inc., a railroad car manufacturer. While the company's fundamentals remained strong, the stock price dropped significantly because investors were concerned about the Asian currency crisis and the potential negative effect on exports carried to ports by rail. Despite this price drop, the Fund's manager believes the company is well-positioned to ride out this period of investor anxiety, supported by a large order backlog.

  Looking ahead, the Fund manager presently intends to maintain the Fund's current positioning, waiting out the unstable global environment. The manager anticipates pursuing value companies involved in corporate restructurings and consolidations--situations that can provide opportunities for positive surprises and the resulting stock price increase.

                                    See page 20 for financial details.        13

June 30, 1998

PIMCO Capital Appreciation Fund

OBJECTIVE

Long-term growth of capital and current income.

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS

$1,124 million

NUMBER OF SECURITIES IN THE PORTFOLIO

80 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

PERFORMANCE*

Average Annual Total Return   For periods ended 6/30/98

                                                      Lipper
                        D Shares          S&P 500     Cap. App.
                        (INCEP. 3/8/91)   Index       Fund Avg.
1 YEAR                  32.4%             30.2%       22.1%
3 YEARS                 29.1%             30.2%       20.4%
5 YEARS                 21.7%             23.1%       16.0%
INCEPTION               20.3%             --          --


Change in Value
$10,000 invested at the Fund's inception


[CHART APPEARS HERE]

                 CAPITAL       S&P 500
               APPRECIATION     INDEX
CLASS               D
INCEPTION         3/8/91
=========      ============   =========
 03/31/91         10,000.00   10,000.00
 04/30/91          9,705.43   10,024.00
 05/31/91         10,182.00   10,457.04
 06/30/91          9,630.41    9,978.10
 07/31/91         10,316.01   10,443.08
 08/31/91         10,636.43   10,690.59
 09/30/91         10,485.75   10,512.05
 10/31/91         10,841.63   10,652.91
 11/30/91         10,523.18   10,223.60
 12/31/91         11,981.69   11,393.18
 01/31/92         11,863.40   11,181.27
 02/29/92         11,987.69   11,326.62
 03/31/92         11,589.66   11,105.76
 04/30/92         11,560.95   11,432.26
 05/31/92         11,606.48   11,488.28
 06/30/92         11,237.26   11,317.34
 07/31/92         11,560.95   11,779.65
 08/31/92         11,270.04   11,538.52
 09/30/92         11,563.08   11,674.10
 10/31/92         11,962.48   11,714.37
 11/30/92         12,659.18   12,113.25
 12/31/92         12,830.71   12,261.88
 01/31/93         13,262.61   12,364.39
 02/28/93         13,099.23   12,532.91
 03/31/93         13,700.36   12,797.36
 04/30/93         13,360.33   12,488.05
 05/31/93         13,962.18   12,822.10
 06/30/93         14,180.85   12,859.67
 07/31/93         13,975.35   12,807.97
 08/31/93         14,481.90   13,293.91
 09/30/93         14,903.02   13,191.94
 10/31/93         14,934.88   13,464.89
 11/30/93         14,631.63   13,336.57
 12/31/93         15,042.76   13,497.81
 01/31/94         15,567.88   13,956.73
 02/28/94         15,352.00   13,577.95
 03/31/94         14,580.82   12,985.95
 04/30/94         14,631.14   13,152.43
 05/31/94         14,615.13   13,368.26
 06/30/94         14,199.05   13,040.60
 07/31/94         14,541.25   13,468.85
 08/31/94         14,970.96   14,021.08
 09/30/94         14,564.95   13,678.26
 10/31/94         14,894.83   13,985.61
 11/30/94         14,208.91   13,476.26
 12/31/94         14,344.66   13,676.11
 01/31/95         14,330.90   14,030.73
 02/28/95         15,042.49   14,577.51
 03/31/95         15,697.14   15,007.69
 04/30/95         16,232.32   15,449.67
 05/31/95         16,820.97   16,067.19
 06/30/95         17,543.90   16,440.43
 07/31/95         18,512.48   16,985.60
 08/31/95         18,685.94   17,028.23
 09/30/95         19,421.04   17,746.82
 10/31/95         19,051.66   17,683.46
 11/30/95         19,630.62   18,459.77
 12/31/95         19,596.15   18,815.30
 01/31/96         20,249.11   19,455.78
 02/29/96         21,010.13   19,636.13
 03/31/96         21,043.16   19,825.23
 04/30/96         21,300.56   20,117.45
 05/31/96         21,833.46   20,636.28
 06/30/96         21,785.95   20,714.90
 07/31/96         20,683.23   19,799.72
 08/31/96         21,566.67   20,217.30
 09/30/96         22,882.76   21,355.13
 10/31/96         23,452.22   21,944.10
 11/30/96         25,151.19   23,602.85
 12/31/96         24,749.58   23,135.28
 01/31/97         26,185.08   24,580.77
 02/28/97         25,907.41   24,773.49
 03/31/97         24,954.35   23,755.54
 04/30/97         25,741.81   25,173.75
 05/31/97         27,377.40   26,706.33
 06/30/97         28,540.50   27,902.77
 07/31/97         31,615.11   30,123.00
 08/31/97         30,419.84   28,435.51
 09/30/97         32,253.91   29,992.92
 10/31/97         31,664.05   28,991.15
 11/30/97         32,460.81   30,333.15
 12/31/97         33,090.97   30,853.98
 01/31/98         32,557.98   31,195.22
 02/28/98         34,939.14   33,445.02
 03/31/98         36,867.85   35,157.74
 04/30/98         36,864.93   35,511.43
 05/31/98         36,240.26   34,900.98
 06/30/98         37,779.78   36,318.66

*These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's Institutional Class shares (for the period from 3/8/91), adjusted for Class D expenses. Past performance is not an indication of future results.

See page 17 for Footnotes, which include additional details.

PORTFOLIO COMPOSITION

Top 10 Holdings                                % of Total Investments
---------------------------------------------------------------------
Capital One Financial Corp.                                       2.1%
Bank card issuer/services
---------------------------------------------------------------------
Cognizant Corp.                                                   1.9%
Information services
---------------------------------------------------------------------
Costco Cos., Inc.                                                 1.9%
Wholesale cash and carry mdsg.
---------------------------------------------------------------------
Safeway, Inc.                                                     1.8%
Food supermarket chain
---------------------------------------------------------------------
Carnival Corp. "A"                                                1.8%
Cruise ships
---------------------------------------------------------------------
Omnicom Group                                                     1.8%
Major international advertising company
---------------------------------------------------------------------
TJX Cos., Inc.                                                    1.7%
Off-price specialty stores
---------------------------------------------------------------------
Jones Apparel Group, Inc.                                         1.7%
Women's apparel designer/dstr.
---------------------------------------------------------------------
Cisco Systems, Inc.                                               1.6%
Computer network products
---------------------------------------------------------------------
Dayton Hudson Corp.                                               1.4%
General merchandise retailer
---------------------------------------------------------------------
Top Ten Total                                                    17.7%
---------------------------------------------------------------------

Top 5 Industries                               % of Total Investments
---------------------------------------------------------------------
Financial & Business Services                                    27.7%
---------------------------------------------------------------------
Consumer Discretionary                                           13.5%
---------------------------------------------------------------------
Technology                                                        9.8%
---------------------------------------------------------------------
Health Care                                                       9.5%
---------------------------------------------------------------------
Consumer Services                                                 8.4%

Portfolio Composition
---------------------------------------------------------------------
Common Stock                                                       93%
---------------------------------------------------------------------
Cash Equivalents                                                    7%

PORTFOLIO INSIGHTS

For the twelve-month period ended June 30, 1998, the Capital Appreciation Fund posted an outstanding return of 32.4%. The result allowed the Fund to not only outperform the market in general (as measured by the S&P 500 Index), but also surpass the 22.1% average return of funds with the same objective (as measured by the Lipper Capital Appreciation Fund Average). In addition, the Fund outpaced the Lipper Average for the 3-, 5-year and since inception periods ended June 30, 1998.

  Strong performance from the Fund's technology holdings were instrumental in achieving these impressive returns. In general, the sector saw rapid growth in the networking and the Internet areas. In addition, computer companies were aided by lower cost components (many of which are supplied by Asian manufacturers) and robust demand from both North America and Europe.

  Cisco Systems, Inc. is a perfect example of a technology holding that rode this technology wave. Cisco is a leader in the networking industry. But more than just taking its share of the industry-wide growth, Cisco has gone beyond many of its competitors and been chosen supplier by such major companies as Kaiser Permanente, the world's largest HMO. Cisco also benefited from an announced partnership with Dell Computer Corp. and IBM Corp. which will allow the networking company to provide Internet access at much faster speeds than are currently available.

  Another top performer for the Fund during the year was Dell Computer. Dell Computer is the leading direct computer systems provider. Much of the company's success can be traced to its business practice of only manufacturing products upon order, which means no inventory and greatly reduced overhead costs. Dell Computer has also seen significant advantages from its strategy of focusing on government and corporate clients, rather than the home computer market.

  Tempering the Fund's results this year were most of its energy holdings. Energy was a major contributor to the portfolio in 1997, with the bulk of the holdings in the drilling industry. Unfortunately, a drop in the demand for oil (in part due to reduced needs in the Pacific Rim) and a dramatic fall in the price of crude oil meant oil companies were not hiring drillers, lowering their day rates and negatively affecting profits. The end result was damaging to the Fund's energy stocks.

  Since these problems in the energy sector erupted, the manager cut back energy-related holdings from approximately 10% of assets at the high, down to 2.3%. The Fund's manager currently does not expect to be making any other significant changes to the portfolio's breakdown, believing there is still more opportunities in the current positions. Specifically, the Fund remains positive on both financial and technology-related holdings at this time.

14                                       See page 21 for financial details.

June 30, 1998

PIMCO Mid-Cap Growth Fund

OBJECTIVE

Growth of capital.

PORTFOLIO

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued.

TOTAL NET ASSETS

$794 million

NUMBER OF SECURITIES IN THE PORTFOLIO

91 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


PERFORMANCE*

Average Annual Total Return  For periods ended 6/30/98

                                                           Lipper
                           D Shares          S&P Mid-Cap   Mid-Cap
                           (INCEP. 8/26/91)  Index         Fund Avg.
1 YEAR                     25.6%             27.1%         22.2%
3 YEARS                    25.5%             24.0%         20.4%
5 YEARS                    19.8%             18.5%         16.7%
INCEPTION                  19.1%             --            --

Change in Value
$10,000 invested at the Fund's inception


[CHART APPEARS HERE]

                 MID-CAP       S&P 500
                 GROWTH        MID-CAP
CLASS               D           INDEX
INCEPTION        8/26/91
=========       =========     =========
08/31/91        10,000.00     10,000.00
09/30/91         9,946.54      9,967.45
10/31/91        10,307.48     10,357.92
11/30/91        10,013.26     10,008.88
12/31/91        11,315.88     11,191.96
01/31/92        11,324.89     11,389.96
02/29/92        11,431.83     11,571.19
03/31/92        11,086.41     11,135.40
04/30/92        11,009.36     11,002.40
05/31/92        11,015.68     11,106.57
06/30/92        10,720.90     10,789.48
07/31/92        11,011.98     11,325.11
08/31/92        10,686.40     11,054.23
09/30/92        11,034.74     11,208.93
10/31/92        11,391.85     11,477.21
11/30/92        12,074.30     12,118.62
12/31/92        12,305.85     12,525.27
01/31/93        12,757.68     12,681.89
02/28/93        12,360.10     12,504.48
03/31/93        12,860.41     12,936.20
04/30/93        12,503.90     12,597.71
05/31/93        13,034.86     13,171.58
06/30/93        13,434.48     13,237.63
07/31/93        13,264.54     13,212.21
08/31/93        13,916.66     13,757.69
09/30/93        14,285.83     13,903.11
10/31/93        14,136.39     13,948.52
11/30/93        13,737.19     13,639.97
12/31/93        14,190.86     14,273.20
01/31/94        14,480.04     14,605.21
02/28/94        14,455.28     14,397.96
03/31/94        13,923.56     13,731.08
04/30/94        13,969.53     13,833.24
05/31/94        13,711.50     13,702.29
06/30/94        13,251.15     13,230.40
07/31/94        13,546.23     13,678.39
08/31/94        14,250.94     14,394.76
09/30/94        13,881.54     14,126.14
10/31/94        14,156.77     14,280.59
11/30/94        13,483.36     13,636.47
12/31/94        13,799.78     13,761.63
01/31/95        13,663.31     13,904.89
02/28/95        14,490.28     14,634.47
03/31/95        14,951.42     14,888.42
04/30/95        15,284.02     15,187.34
05/31/95        15,805.95     15,553.70
06/30/95        16,732.99     16,186.88
07/31/95        18,306.34     17,031.31
08/31/95        18,441.95     17,346.29
09/30/95        18,699.42     17,766.75
10/31/95        18,406.55     17,309.61
11/30/95        18,755.15     18,065.61
12/31/95        18,872.82     18,020.66
01/31/96        19,240.22     18,282.10
02/29/96        19,700.93     18,903.47
03/31/96        19,941.14     19,130.01
04/30/96        20,351.39     19,714.26
05/31/96        20,688.31     19,980.88
06/30/96        20,261.34     19,681.07
07/31/96        19,285.19     18,349.56
08/31/96        20,330.81     19,407.84
09/30/96        21,750.84     20,254.02
10/31/96        21,889.11     20,312.96
11/30/96        23,214.06     21,457.19
12/31/96        23,189.17     21,481.00
01/31/97        24,131.70     22,287.40
02/28/97        23,720.61     22,104.20
03/31/97        23,035.80     21,161.90
04/30/97        23,522.36     21,710.20
05/31/97        25,139.66     23,608.54
06/30/97        26,353.03     24,271.94
07/31/97        28,786.86     26,675.11
08/31/97        28,738.44     26,643.10
09/30/97        30,754.85     28,175.07
10/31/97        30,095.49     26,949.46
11/30/97        30,293.52     27,348.31
12/31/97        30,991.52     28,409.42
01/31/98        30,430.01     27,869.65
02/28/98        32,210.96     30,177.25
03/31/98        33,190.85     31,538.25
04/30/98        33,660.86     32,115.40
05/31/98        32,501.25     30,670.20
06/30/98        33,108.60     30,863.43

*These returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's Institutional Class shares (for the period from 8/26/91), adjusted for Class D expenses. Past performance is not an indication of future results.

See page 17 for Footnotes, which include additional details.


PORTFOLIO COMPOSITION

Top 10 Holdings                                   of Total Investments
----------------------------------------------------------------------
Unisys Corp.                                                       1.6%
Business info. systems manufacturer
----------------------------------------------------------------------
Compuware Corp.                                                    1.5%
Systems software products developer
----------------------------------------------------------------------
Borders Group, Inc.                                                1.5%
Book superstores
----------------------------------------------------------------------
Network Associates, Inc.                                           1.5%
Network/security software
----------------------------------------------------------------------
Providian Financial Corp.                                          1.4%
Consumer loans/services
----------------------------------------------------------------------
Royal Caribbean Cruises Limited                                    1.4%
Cruise ships
----------------------------------------------------------------------
Citrix Systems, Inc.                                               1.3%
Client/server software
----------------------------------------------------------------------
Waters Corp.                                                       1.3%
Liquid chromatography instrument manufacturer
----------------------------------------------------------------------
Ambac, Inc.                                                        1.2%
Municipal bond insurance
----------------------------------------------------------------------
Proffitt's, Inc.                                                   1.2%
Specialty department stores
----------------------------------------------------------------------
Top Ten Total                                                     13.9%
----------------------------------------------------------------------

Top 5 Industries                                % of Total Investments
----------------------------------------------------------------------
Financial & Business Services                                     25.3%
----------------------------------------------------------------------
Technology                                                        15.1%
----------------------------------------------------------------------
Consumer Discretionary                                            12.1%
----------------------------------------------------------------------
Health Care                                                        9.2%
----------------------------------------------------------------------
Consumer Staples                                                   7.1%

Portfolio Composition
----------------------------------------------------------------------
Common Stock                                                        94%
----------------------------------------------------------------------
Cash Equivalents                                                     6%

PORTFOLIO INSIGHTS

With a result of 25.6%, the Mid-Cap Growth Fund had an excellent year ending June 30, 1998. And, while mid-cap stocks in general did well during this period, the Fund was still able to clearly outperform the 22.2% average return for funds with the same objective (as measured by the Lipper Mid-Cap Fund Average).

  Leading the Fund's success during this period was the financial sector, including banks and securities companies. This sector was supported by the generally strong economy, allowing increased revenue and stock price growth. Another sector that made significant contributions more recently was technology, which was underweighted in this area relative to its index, but still saw excellent performance from its selected holdings, including Unisys Corp. and Compuware Corp. Unisys Corp., a provider of information technology solutions, had at one time been primarily focused on the mainframe business but has been moving towards the computer services business. This change in strategy has been well received by industry analysts who recognize that Unisys was not a significant player in the mainframe arena but that it has the opportunity for attractive growth in services. In addition, the service business provides a more predictable revenue stream. By augmenting this new strategy with efforts to reduce debt and improve the balance sheet, the company was able to boost its stock price significantly.

  Compuware was also an outstanding holding for the Fund this year. This software provider has been a particular favorite among investors during this time because of its role in the "Year 2000" solution. Compuware has developed software that can diagnose a system's vulnerability to this problem and also provide measures to correct it. As a result, the company's stock has been getting a great deal of attention and the price has climbed.

  The Fund saw much less success from its holdings in the energy sector. While energy was the Fund's best sector during the second and third quarter of 1997, by June 30, 1998 almost all of the Fund's energy holdings had become a drag on performance. The manager traces a portion of the problems in this sector to the Asian crisis. The Pacific Rim had been expected to consume a certain amount of oil to sustain its economic growth. But, the collapse of that economy meant the demand disappeared. At the same time, the price of crude oil fell dramatically in the fourth quarter of 1997 and the first quarter of 1998. The end result was a hard hit to energy related stocks, especially drilling concerns such as Fund holding TransOcean Offshore, Inc. To limit the Fund's exposure to any further problems in this sector, the manager has trimmed back its holdings in this area. In the months to come, the Fund's manager expects to see slowing of the global markets. In addition, the manager does not see any fast resolution to the problems in Asia, and in fact would not be surprised if the worst was yet to come. As a result, the Fund currently plans to maintain a more domestic-oriented exposure, continuing for the foreseeable future to concentrate on technology and financial services.

                                       See page 22 for financial details.     15

June 30, 1998

PIMCO Innovation Fund

OBJECTIVE

Capital appreciation; no consideration given to income.

PORTFOLIO

Primarily technology-related stocks of companies of all sizes.

TOTAL NET ASSETS

$386 million

NUMBER OF SECURITIES IN THE PORTFOLIO

40 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus Circle Investors


PERFORMANCE*

Average Annual Total Return   For periods ended 6/30/98

                                                           Lipper
                              D Shares           S&P 500   Sci. & Tech.
                              (INCEP. 12/22/94)  Index     Fund Avg.
1 YEAR                        48.1%              30.2%     22.7%
3 YEARS                       27.7%              30.2%     17.1%
INCEPTION                     32.3%              --        --


Change in Value
$10,000 invested at the Fund's inception


[CHART APPEARS HERE]

              INNOVATION      S&P 500
CLASS             D            INDEX
INCEPTION      12/22/94
=========     ==========     =========
12/31/94       10,000.00     10,000.00
01/31/95        9,919.80     10,259.30
02/28/95       10,551.05     10,659.10
03/31/95       10,871.71     10,973.66
04/30/95       11,342.67     11,296.83
05/31/95       11,613.18     11,748.36
06/30/95       12,895.69     12,021.28
07/31/95       14,098.07     12,419.90
08/31/95       14,428.68     12,451.08
09/30/95       14,769.27     12,976.51
10/31/95       14,589.00     12,930.19
11/30/95       14,989.73     13,497.82
12/31/95       14,532.71     13,757.79
01/31/96       14,337.93     14,226.10
02/29/96       15,035.38     14,357.98
03/31/96       14,912.35     14,496.25
04/30/96       16,502.09     14,709.92
05/31/96       17,845.53     15,089.29
06/30/96       17,117.27     15,146.78
07/31/96       14,686.57     14,477.60
08/31/96       15,578.75     14,782.93
09/30/96       17,701.79     15,614.91
10/31/96       17,578.58     16,045.57
11/30/96       18,634.91     17,258.46
12/31/96       17,962.34     16,916.57
01/31/97       18,950.47     17,973.51
02/28/97       16,807.97     18,114.43
03/31/97       15,705.41     17,370.10
04/30/97       15,954.99     18,407.10
05/31/97       17,962.35     19,527.72
06/30/97       18,128.81     20,402.57
07/31/97       20,812.12     22,026.00
08/31/97       20,312.88     20,792.10
09/30/97       21,820.89     21,930.89
10/31/97       20,416.59     21,198.39
11/30/97       20,322.81     22,179.67
12/31/97       19,583.81     22,560.49
01/31/98       20,357.79     22,810.01
02/28/98       22,856.77     24,455.07
03/31/98       23,719.15     25,707.41
04/30/98       25,433.10     25,966.03
05/31/98       23,818.50     25,519.67
06/30/98       26,848.19     26,556.28

*Class D shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class D shares reflects the performance for one of the Fund's oldest classes of shares (Class C), restated to reflect the operating expenses for Class D shares. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

PORTFOLIO COMPOSITION

Top 10 Holdings                                      % of Total Investments
---------------------------------------------------------------------------
America Online, Inc.                                                    8.1%
Online service provider
---------------------------------------------------------------------------
Federal Home Loan Bank Corp.                                            6.9%
Residential mortgage funds provider
---------------------------------------------------------------------------
Cisco Systems, Inc.                                                     5.9%
Computer network products
---------------------------------------------------------------------------
Microsoft Corp.                                                         5.3%
Computer software
---------------------------------------------------------------------------
Nokia Corp.                                                             4.8%
Telecommunications sys. & equipment
---------------------------------------------------------------------------
Lucent Technologies, Inc.                                               4.7%
Telecommunication systems software
---------------------------------------------------------------------------
Yahoo, Inc.                                                             4.0%
Internet navigational services
---------------------------------------------------------------------------
Saville Systems-ADR                                                     3.5%
Telecommunication industry billing sys.
---------------------------------------------------------------------------
Ascend Communications, Inc.                                             3.2%
Network access products
---------------------------------------------------------------------------
VISX, Inc.                                                              3.0%
Vision correction systems manufacturer
---------------------------------------------------------------------------
Top Ten Total                                                          49.4%
---------------------------------------------------------------------------

Top 5 Industries                                     % of Total Investments
---------------------------------------------------------------------------
Technology                                                             71.3%
---------------------------------------------------------------------------
Health Care                                                            12.0%
---------------------------------------------------------------------------
Cash Equivalents                                                        7.5%
---------------------------------------------------------------------------
Communications                                                          5.9%
---------------------------------------------------------------------------
Financial & Business Services                                           1.6%

Portfolio Composition
---------------------------------------------------------------------------
Common Stock                                                            92%
---------------------------------------------------------------------------
Cash Equivalents                                                         8%

PORTFOLIO INSIGHTS

The Innovation Fund produced an outstanding return of 48.1% for the year ended June 30, 1998, which soundly beat the S&P 500's 30.2% return for the same period.

  The Innovation Fund began 1998 with dramatically reduced investments in companies with Asian exposure, meaning operations in Asia or a dependence on Asian suppliers or clients. Instead, the Fund opted to focus on domestically-oriented technology stocks. Within this group, the Fund found particular success through investment in on-line service providers, including such holdings as Yahoo, Inc. and America Online, Inc. Yahoo enjoys strong brand awareness as the leading Internet search engine. Using this visibility along with increasing statistics on Internet users, Yahoo was able to generate new advertisers, greatly increasing company revenues.

  In the hardware sector of technology, the Fund realized positive results from Dell Computer Corp. Dell Computer dominates the personal computer direct sales markets. The company's success has been due in large part to its unique business process: manufacturing computers after ordered. This process has allowed the company to have very high inventory turnover figures, and great overhead cost control. So, while many PC companies suffered through an industry correction during the year, Dell Computer saw its profits and stock price soar.

  The Innovation Fund also benefited over this time period from its "non-traditional" technology holdings, such as VISX, Inc., a developer of proprietary technologies and systems for laser vision correction. The company's share price rose this year in response to growing demand for laser eye surgery and greater profit margins on these systems. The Fund's manager believes the demand for VISX's products should continue growing, and that the company is well-positioned to dominate the market.

  An area that did not perform up to expectations during this time was the Fund's semiconductor holdings. Though the prices of most semiconductor stocks rebounded in the first quarter of 1998, they fell in the second quarter when the Asian currency crisis reared its head again. The good news is that the Fund was underweighted in semiconductors throughout the first half of 1998, so the relative performance of the Fund was not hurt by the sector's poor showing. Looking ahead, the manager currently believes the Fund is well-positioned to avoid any additional disruptions from the Asia situation and is poised to benefit from the strong domestic economy. The manager is interested in expanding the Fund's exposure in the networking area and is currently watching this sector closely. The manager is also monitoring the inventory level in the PC industry, looking for positive fundamentals. In general, the Fund continues to look for innovative technology-related companies that will positively surprise the market.

16                                       See page 24 for financial details.

June 30, 1998

FOOTNOTES

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

The PIMCO stock funds can invest a portion of their assets in foreign securities, which can involve special risks due to foreign economic and political developments. The Innovation Fund concentrates its portfolio in one sector, making it more volatile than a more diversified stock portfolio, and they, therefore, should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total return performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Equity Income Fund
June 30, 1998

                                                                       Value
                                                             Shares    (000s)
COMMON STOCKS 96.2%
Aerospace 1.9%
BFGoodrich Co.                                                79,000   $3,920

Capital Goods 3.9%
GATX Corp.                                                    94,200    4,133
General Signal Corp.                                         105,600    3,802
                                                                     --------
                                                                        7,935
Communications 5.7%
Bell Atlantic Corp.                                           86,132    3,930
US West, Inc.                                                 83,000    3,901
Southern New England Telecommunications Corp.                 56,800    3,720
                                                                     --------
                                                                       11,551
Consumer Discretionary 16.1%
Ford Motor Co.                                                87,900    5,186
VF Corp.                                                      82,300    4,238
American Greetings Corp. "A"                                  81,000    4,126
Chrysler Corp.                                                71,260    4,017
Penny J.C., Inc.                                              55,000    3,977
Brunswick Corp.                                              159,000    3,935
Armstrong World Industries                                    55,000    3,706
Springs Industries, Inc. "A"                                  71,000    3,275
                                                                     --------
                                                                       32,460
Consumer Staples 9.5%
SUPERVALU, Inc.                                              181,000    8,032
RJR Nabisco Holdings Corp.                                   305,000    7,244
Anheuser Busch Cos., Inc.                                     82,000    3,870
                                                                     --------
                                                                       19,146
Energy 11.1%
Atlantic Richfield Co.                                        61,600    4,813
Repsol SA SP - ADR                                            71,000    3,905
Amoco Corp.                                                   90,000    3,746
Occidental Petroleum Corp.                                   134,600    3,634
Ultramar Diamond Shamrock Corp.                              112,000    3,535
Kerr McGee Corp.                                              48,100    2,784
                                                                     --------
                                                                       22,417
Financial & Business Services 16.3%
PNC Bank Corp.                                               138,000    7,426
Deluxe Corp.                                                 119,700    4,287
Chase Manhattan Corp.                                         55,712    4,206
Union Planters Corp.                                          67,800    3,987
CIGNA Corp.                                                   55,800    3,850
Bankers Trust New York Corp.                                  32,500    3,772
Ohio Casualty Corp.                                           80,500    3,562
Capstead Mortgage Corp.                                      196,000    1,642
                                                                     --------
                                                                       32,732
Health Care 6.3%
Pharmacia & Upjohn, Inc.                                      97,995    4,520
American Home Products Corp.                                  86,000    4,451
Mallinckrodt Group, Inc.                                     124,000    3,681
                                                                     --------
                                                                       12,652
Materials & Processing 9.5%
Union Carbide Corp.                                           80,000    4,270
Dow Chemical Co.                                              39,300    3,800
Westvaco Corp.                                               134,000    3,786
Phelps Dodge Corp.                                            65,000    3,717
USX-U.S. Steel Group, Inc.                                   109,000    3,597
                                                                     --------
                                                                       19,170
Technology 4.0%
Harris Corp.                                                  90,600    4,048
International Business Machines Corp.                         34,900    4,007
                                                                     --------
                                                                        8,055
Utilities 11.9%
Peoples Energy Corp.                                         110,000    4,249
DTE Energy Co.                                               103,000    4,159
Public Service Enterprise Group, Inc.                        114,600    3,946
PP&L Resources, Inc.                                         173,000    3,925
NICOR, Inc.                                                   97,000    3,892
Washington Water Power Co.                                   169,000    3,792
                                                                     --------
                                                                       23,963
                                                                     --------
Total Common Stocks                                                   194,001
(Cost $165,750)                                                      ========

                                                             Principal
                                                             Amount       Value
                                                             (000s)       (000s)
SHORT-TERM INSTRUMENTS 3.9%
Repurchase Agreement 3.9%
State Street Bank
 4.250% due 07/01/98                                        $  7,859     $  7,859
 (Dated 06/30/98.  Collateralized by
 U.S. Treasury Note 5.625% 11/30/98
 valued at $8,020,489.  Repurchase
 proceeds are $7,859,928.)
                                                                         --------
Total Short-Term Instruments                                                7,859
(Cost $7,859)                                                            --------

Total Investments (a) 100.1%                                             $201,860
(Cost $173,609)

Other Assets and Liabilities (Net) (0.1%)                                    (153)
                                                                         --------

Net Assets  100.0%                                                       $201,707
                                                                         ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                $ 37,725

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (9,606)
                                                                         --------

Unrealized appreciation-net                                              $ 28,119
                                                                         ========

18  See accompanying notes

Schedule of Investments

Value Fund
June 30, 1998

                                                                          Value
                                                              Shares      (000s)
COMMON STOCKS 97.3%

Aerospace 1.4%
Northrop Grumman Corp.                                         32,600    $3,362

Capital Goods 0.9%
AGCO Corp.                                                    105,000     2,159

Communications 5.9%
Southern New England Telecommunications Corp.                 110,000     7,205
Bell Atlantic Corp.                                           152,000     6,935
                                                                       --------
                                                                         14,140
Consumer Discretionary 13.5%
Tandy Corp.                                                   108,000     5,731
Chrysler Corp.                                                 92,500     5,215
American Greetings Corp. "A"                                  100,000     5,094
Maytag Corp.                                                  100,000     4,937
VF Corp.                                                       91,800     4,728
Brunswick Corp.                                               118,200     2,925
Dillards, Inc. "A"                                             65,000     2,693
Tupperware Corp.                                               38,300     1,077
                                                                       --------
                                                                         32,400
Consumer Services 1.0%
Central Newspapers, Inc. "A"                                   33,400     2,330

Consumer Staples 11.7%
Anheuser Busch Cos., Inc.                                     152,500     7,196
SUPERVALU, Inc.                                               162,000     7,189
Whitman Corp.                                                 220,000     5,046
RJR Nabisco Holdings Corp.                                    203,200     4,826
Kimberly-Clark Corp.                                           60,000     2,752
IBP, Inc.                                                      55,000       997
                                                                       --------
                                                                         28,006
Energy 10.0%
Repsol SA SP - ADR                                            126,500     6,957
Ultramar Diamond Shamrock Corp.                               200,000     6,312
Amoco Corp.                                                   120,000     4,995
Kerr McGee Corp.                                               58,000     3,357
Atlantic Richfield Co.                                         16,800     1,312
Tidewater, Inc.                                                31,500     1,039
                                                                       --------
                                                                         23,972
Environmental Services 2.0%
Browning Ferris Industries, Inc.                              136,300     4,736

Financial & Business Services 13.5%
Chase Manhattan Corp.                                          94,200     7,112
PNC Bank Corp.                                                125,000     6,726
Countrywide Credit Industries, Inc.                           104,000     5,278
Bear Stearns Cos.                                              90,000     5,119
CIGNA Corp.                                                    70,000     4,830
Loews Corp.                                                    27,000     2,352
Union Planters Corp.                                           15,900       935
                                                                       --------
                                                                         32,352
Health Care 7.5%
Pharmacia & Upjohn, Inc.                                      152,510     7,035
American Home Products Corp.                                   91,900     4,756
Mallinckrodt Group, Inc.                                      160,000     4,750
Foundation Health Systems, Inc. "A" (b)                        52,000     1,371
                                                                       --------
                                                                         17,912
Materials & Processing 8.8%
USG Corp. (b)                                                  90,000     4,871
USX-U.S. Steel Group, Inc.                                    140,000     4,620
Union Carbide Corp.                                            85,000     4,537
Westvaco Corp.                                                144,600     4,085
Wellman, Inc.                                                 134,700     3,056
                                                                       --------
                                                                         21,169
Technology 9.6%
Harris Corp.                                                  160,000     7,150
International Business Machines Corp.                          40,700     4,673
Storage Technology Corp. (b)                                  106,200     4,606
Adobe Systems, Inc.                                           102,400     4,346
Tektronix, Inc.                                                60,000     2,122
                                                                       --------
                                                                         22,897
Transportation 1.9%
UAL Corp. (b)                                                  57,200     4,462


                                                                          Value
                                                              Shares      (000s)
Utilities 9.6%
DTE Energy Co.                                                190,000  $  7,671
NICOR, Inc.                                                   190,000     7,624
Public Service Enterprise Group, Inc.                         220,000     7,576
                                                                       --------
                                                                         22,871
                                                                       --------
Total Common Stocks                                                     232,768
(Cost $206,927)                                                        ========

SHORT-TERM INSTRUMENTS 2.8%

                                                           Principal
                                                             Amount
                                                             (000s)
Repurchase Agreement 2.8%
State Street Bank
  4.250% due 07/01/98                                        $  6,793     6,793
  (Dated 06/30/98. Collateralized by
  U.S. Treasury Note 5.875% 07/31/99
  valued at $6,933,303. Repurchase
  proceeds are $6,793,802.)
                                                                       --------
Total Short-Term Instruments                                              6,793
(Cost $6,793)                                                          --------

Total Investments (a) 100.1%                                           $239,561
(Cost $213,720)


Other Assets and Liabilities (Net) (0.1%)                                  (202)
                                                                       --------


Net Assets 100.0%                                                      $239,359
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                              $ 33,148

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,556)
                                                                       --------

Unrealized appreciation-net                                            $ 25,592
                                                                       ========

(b) Non-income producing security.

                                                      See accompanying notes  19

Schedule of Investments

Renaissance Fund
June 30, 1998

                                                                                       Value
                                                                          Shares       (000s)
COMMON STOCKS 94.0%
Aerospace 1.3%
BFGoodrich Co.                                                           177,900    $  8,828

Building 5.0%
Lafarge Corp.                                                            501,300      19,707
D.R. Horton, Inc.                                                        638,600      13,331
                                                                                    --------
                                                                                      33,038
Capital Goods 5.5%
Ahmanson (H.F.) & Co.                                                    204,300      14,505
Trinity Industries, Inc.                                                 215,100       8,927
Kuhlman Corp.                                                            170,000       6,726
Lear Corp. (b)                                                           118,700       6,091
                                                                                    --------
                                                                                      36,249
Communications 8.1%
MediaOne Group, Inc. (b)                                                 467,000      20,519
Sprint Corp.                                                             170,300      12,006
AT&T Corp.                                                               136,400       7,792
Citizens Utilities Co.                                                   683,488       6,579
Glenayre Technologies, Inc. (b)                                          587,400       6,315
US West, Inc.                                                                  1           0
                                                                                    --------
                                                                                      53,211
Consumer Discretionary 17.0%
Sears Roebuck & Co.                                                      471,300      28,779
Tandy Corp.                                                              445,500      23,639
Hasbro, Inc.                                                             496,900      19,534
Tommy Hilfiger Corp. (b)                                                 263,300      16,456
B.J.'s Wholesale Club, Inc. (b)                                          363,500      14,767
Kmart Corp. (b)                                                          434,200       8,358
                                                                                    --------
                                                                                     111,533
Consumer Services 2.6%
Waste Management, Inc.                                                   390,500      13,668
Foodmaker, Inc. (b)                                                      200,300       3,380
                                                                                    --------
                                                                                      17,048
Consumer Staples 2.8%
Philip Morris Cos., Inc.                                                 472,200      18,593

Energy 5.8%
Enron Corp.                                                              380,700      20,582
Atlantic Richfield Co.                                                   222,800      17,406
                                                                                    --------
                                                                                      37,988
Financial & Business Services 17.9%
Equitable Cos., Inc.                                                     312,200      23,395
NationsBank Corp.                                                        204,600      15,652
Capital One Financial Corp.                                              124,100      15,412
Fremont General Corp.                                                    275,200      14,912
Allmerica Financial Corp.                                                216,000      14,040
Greenpoint Financial Corp.                                               358,200      13,477
Travelers Group, Inc.                                                    202,400      12,271
PMI Group, Inc.                                                          108,600       7,968
                                                                                    --------
                                                                                     117,127
Health Care 7.4%
Integrated Health Services, Inc.                                         422,700      15,851
Wellpoint Health Networks, Inc. (b)                                      179,200      13,261
Allegiance Corp.                                                         257,200      13,182
McKesson Corp.                                                            80,600       6,549
                                                                                    --------
                                                                                      48,843
Materials & Processing 8.8%
Martin Marietta Materials, Inc.                                          409,400      18,423
Vulcan Materials Co.                                                     141,600      15,107
E.I. Du Pont de Nemours, Inc.                                            170,000      12,686
Akzo Nobel NV SP - ADR                                                   102,600      11,376
                                                                                    --------
                                                                                      57,592
Technology 7.7%
Learning Company, Inc. (b)                                               579,800      17,176
Flextronics International Limited                                        347,800      15,129
EG&G, Inc.                                                               360,700      10,821
SCI Systems, Inc. (b)                                                    169,700       6,385
Danka Business Systems PLC                                               101,600       1,126
                                                                                    --------
                                                                                      50,637
Transportation 3.1%
Atlas Air, Inc.                                                          444,300      15,023
CNF Transportation, Inc.                                                 119,900       5,096
                                                                                    --------
                                                                                      20,119

                                                                                       Value
                                                                         Shares       (000s)
Utilities 1.0%
BEC Energy                                                               164,600    $  6,831
                                                                                    --------
Total Common Stocks                                                                  617,637
(Cost $554,163)                                                                     ========

 CONVERTIBLE BONDS & NOTES 0.7%

                                                                        Principal
                                                                          Amount
                                                                          (000s)
Industrial 0.7%
Pier 1 Imports, Inc.
   5.750% due 10/01/03                                                  $  2,209       4,349
                                                                                    --------
Total Convertible Bonds & Notes                                                        4,349
(Cost $2,370)                                                                       ========

SHORT-TERM INSTRUMENTS 4.5%
Commercial Paper 4.5%
Federal National Mortage Association
   5.750% due 07/01/98                                                    16,000      16,000
Federal Home Loan Bank Corp
   5.400% due 07/01/98                                                    13,800      13,800
                                                                                    --------
Total Short-Term Instruments                                                          29,800
(Cost $29,800)                                                                      ========


Total Investments (a) 99.2%                                                         $651,786
(Cost $586,333)


Written Options (c) (0.0%)                                                               (55)
(Premiums $132)

Other Assets and Liabilities (Net) 0.8%                                                5,293
                                                                                    --------

Net Assets 100.0%                                                                   $657,024
                                                                                    ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                $ 78,482

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (14,992)
                                                                         --------

Unrealized appreciation-net                                              $ 63,490
                                                                         ========

(b) Non-income producing security.

(c) Premiums received on written options:

                                                                            Premium    Value
Type                                                        Contracts      (000s)      (000s)
---------------------------------------------------------------------------------------------
Call - OTC Tommy Hilfiger Corp.                                   630        132          55
  Strike @ 65.00 Exp. 07/17/98




20  See accompanying notes

Schedule of Investments

Capital Appreciation Fund
June 30, 1998

                                                                            Value
                                                               Shares       (000s)
COMMON STOCKS 95.6%

Building 0.7%
Centex Corp.                                                    207,300    $ 7,825

Capital Goods 7.1%
Tyco International Limited                                      238,000     14,994
Textron, Inc.                                                   209,000     14,983
Illinois Tool Works, Inc.                                       205,800     13,724
Johnson Controls, Inc.                                          235,400     13,462
United Technologies Corp.                                       125,600     11,618
Dana Corp.                                                      203,300     10,877
                                                                           -------
                                                                            79,658
Communications 1.0%
SBC Communications, Inc.                                        289,500     11,580

Consumer Discretionary 13.8%
Costco Cos., Inc. (b)                                           340,500     21,473
TJX Cos., Inc.                                                  822,200     19,836
Jones Apparel Group, Inc. (b)                                   526,200     19,239
Dayton Hudson Corp.                                             342,800     16,626
Harley-Davidson, Inc.                                           425,300     16,480
Ford Motor Co.                                                  231,500     13,659
Black & Decker Corp.                                            203,800     12,432
Federated Department Stores, Inc. (b)                           227,100     12,221
Chrysler Corp.                                                  214,400     12,087
CVS Corp.                                                       290,500     11,311
                                                                           -------
                                                                           155,364
Consumer Services 8.6%
Carnival Corp. "A"                                              522,600     20,708
Omnicom Group                                                   407,300     20,314
New York Times Co.                                              199,900     15,842
Gannett, Inc.                                                   210,000     14,923
Tribune Co.                                                     184,600     12,703
Marriott International, Inc. "A"                                366,700     11,872
                                                                           -------
                                                                            96,362
Consumer Staples 6.4%
Safeway, Inc. (b)                                               517,800     21,068
Hershey Foods Corp.                                             198,300     13,683
Quaker Oats Co.                                                 237,800     13,064
Kroger Co. (b)                                                  288,000     12,348
Albertson's, Inc.                                               224,100     11,611
                                                                           -------
                                                                            71,774
Energy 2.7%
Dresser Industries, Inc.                                        317,200     13,976
Transocean Offshore, Inc.                                       297,700     13,248
Rowan Cos., Inc. (b)                                            139,800      2,717
                                                                           -------
                                                                            29,941
Financial & Business Services 28.4%
Capital One Financial Corp.                                     191,800     23,819
Cognizant Corp.                                                 346,700     21,842
American Express Co.                                            133,900     15,265
Southtrust Corp.                                                347,750     15,127
Morgan Stanley, Dean Witter, Discover and Co.                   162,700     14,867
Alliance Capital Management LP                                  564,200     14,281
Household International, Inc.                                   284,600     14,159
MBNA Corp.                                                      425,300     14,035
Associates First Capital Corp. "A"                              177,937     13,679
Hartford Financial Services Group, Inc.                         117,200     13,405
Lincoln National Corp.                                          141,300     12,911
National City Corp.                                             176,000     12,496
Simon DeBartolo Group, Inc.                                     377,000     12,253
First Union Corp.                                               207,200     12,069
Provident Cos., Inc. "B"                                        336,800     11,620
Washington Mutual, Inc.                                         266,700     11,585
BankAmerica Corp.                                               133,800     11,565
Travelers Group, Inc.                                           188,600     11,434
Fleet Financial Group, Inc.                                     136,800     11,423
PNC Bank Corp.                                                  212,215     11,420
Banc One Corp.                                                  195,800     10,928
Allstate Corp.                                                  118,900     10,887
BankBoston Corp.                                                176,000      9,790
Nationwide Financial Services, Inc.                             161,300      8,226
                                                                           -------
                                                                           319,086
                                                                            Value
                                                               Shares       (000s)
Health Care 9.7%
Schering-Plough Corp.                                           179,100    $16,410
HBO & Co.                                                       449,700     15,852
Wellpoint Health Networks, Inc. (b)                             200,400     14,830
Biogen, Inc.                                                    298,600     14,631
Biomet, Inc.                                                    436,600     14,435
Health Management Associates, Inc. "A" (b)                      384,500     12,857
United Healthcare Corp.                                         181,200     11,506
HEALTHSOUTH Corp. (b)                                           331,600      8,849
                                                                        ----------
                                                                           109,370
Materials & Processing 0.9%
Leggett & Platt, Inc.                                           424,530     10,613

Technology 10.1%
Cisco Systems, Inc. (b)                                         194,300     17,888
BMC Software, Inc. (b)                                          316,500     16,438
Storage Technology Corp. (b)                                    360,400     15,632
Xerox Corp.                                                     145,000     14,736
Computer Associates International, Inc.                         246,600     13,702
Cadence Design Systems, Inc. (b)                                395,500     12,359
Dell Computer Corp. (b)                                         128,400     11,917
International Business Machines Corp.                            91,700     10,528
                                                                        ----------
                                                                           113,200
Transportation 4.2%
U.S. Airways Group, Inc. (b)                                    163,200     12,934
Continental Airlines, Inc. "B" (b)                              208,000     12,662
Delta Air Lines, Inc.                                            89,100     11,516
FDX Corp. (b)                                                   169,100     10,611
                                                                        ----------
                                                                            47,723
Utilities 2.0%
Consolidated Edison, Inc.                                       242,000     11,147
Ameritech Corp.                                                 247,800     11,120
                                                                        ----------
                                                                            22,267
Total Common Stocks                                                      1,074,763
(Cost $825,076)                                                         ----------


SHORT-TERM INSTRUMENTS 6.8%

                                                              Principal
                                                                Amount
                                                                (000s)
Repurchase Agreement 6.8%
State Street Bank
  4.250% due 07/01/98                                        $   76,037     76,037
  (Dated 06/30/98.  Collateralized by
  U.S. Treasury Note 6.000% 08/15/99
  valued at $77,560,771.  Repurchase
  proceeds are $76,045,977.)
                                                                        ----------

Total Short-Term Instruments                                                76,037
(Cost $76,037)                                                          ==========


Total Investments (a) 102.4%                                            $1,150,800
(Cost $901,113)

Other Assets and Liabilities (Net) (2.4%)                                  (27,257)
                                                                         ----------

Net Assets  100.0%                                                      $1,123,543
                                                                        ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                               $  255,750

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (7,403)
                                                                        ----------

Unrealized appreciation-net                                             $  248,347
                                                                        ==========

(b) Non-income producing security.

                                               See accompanying notes         21

Schedule of Investments

Mid-Cap Growth Fund
June 30, 1998

                                                          Value
                                                 Shares   (000s)
COMMON STOCKS 96.1%

Aerospace 1.1%
BFGoodrich Co.                                  171,000   $ 8,486

Building 1.1%
Lennar Corp.                                    297,100     8,764

Capital Goods 5.9%
Waters Corp. (b)                                176,300    10,391
General Dynamics Corp.                          183,600     8,537
Aeroquip-Vickers, Inc.                          140,600     8,208
Cordant Technologies, Inc.                      171,200     7,897
Kaydon Corp.                                    215,800     7,620
Lear Corp. (b)                                   84,600     4,341
                                                         --------
                                                           46,994
Communications 1.0%
Century Telephone Enterprise                    178,900     8,207

Consumer Discretionary 12.4%
Borders Group, Inc. (b)                         326,300    12,073
Proffitt's, Inc. (b)                            240,900     9,726
Warnaco Group, Inc. "A"                         227,100     9,638
Dial Corp.                                      363,500     9,428
HON Industries                                  269,100     9,149
Abercrombie & Fitch Co. "A" (b)                 202,400     8,906
Liz Claiborne, Inc.                             161,800     8,454
Maytag Corp.                                    163,800     8,088
General Nutrition Cos., Inc. (b)                252,800     7,868
Herman Miller, Inc.                             307,000     7,464
Bed, Bath & Beyond, Inc. (b)                    142,400     7,378
Mattel, Inc.                                          1         0
                                                         --------
                                                           98,172
Consumer Services 5.5%
Royal Caribbean Cruises Limited                 138,400    11,003
Promus Hotel Corp. (b)                          239,837     9,234
CKE Restaurants, Inc.                           216,900     8,947
GTECH Holdings Corp. (b)                        253,400     8,536
Darden Restaurants, Inc.                        374,700     5,948
                                                         --------
                                                           43,668
Consumer Staples 7.2%
McCormick & Co.                                 248,000     8,858
Rexall Sundown, Inc. (b)                        240,500     8,478
Richfood Holdings, Inc.                         409,250     8,466
Kroger Co. (b)                                  195,500     8,382
Suiza Foods Corp. (b)                           136,700     8,159
Interstate Bakeries Corp.                       231,400     7,680
Flowers Industries, Inc.                        354,700     7,249
                                                         --------
                                                           57,272
Energy 3.9%
EVI Weatherford, Inc. (b)                       217,000     8,056
Diamond Offshore Drilling, Inc.                 199,000     7,960
National-Oilwell, Inc. (b)                      289,600     7,765
R&B Falcon Corp. (b)                            319,300     7,224
                                                         --------
                                                           31,005
Financial & Business Services 25.8%
Providian Financial Corp.                       141,500    11,117
Ambac, Inc.                                     167,500     9,799
AmSouth Bancorp.                                240,700     9,463
Valassis Communications, Inc. (b)               243,900     9,405
Protective Life Corp.                           250,600     9,194
PaineWebber Group, Inc.                         212,300     9,102
Mutual Risk Management Limited                  247,030     9,001
SunAmerica, Inc.                                151,350     8,693
Popular, Inc.                                   130,000     8,645
Finova Group, Inc.                              152,500     8,635
Crestar Financial Corp.                         158,100     8,626
EXEL Limited                                    110,700     8,614
Cullen/Frost Bankers, Inc.                      155,600     8,441
Bank United Corp.                               175,000     8,378
Mercury Gen Corp.                               128,200     8,245
Allmerica Financial Corp.                       126,800     8,242
Equity Residential Properties Trust             172,500     8,183


                                                          Value
                                                 Shares   (000s)
Equifax, Inc.                                   221,100   $ 8,029
Mercantile BanCorp.                             152,313     7,673
Crescent Real Estate Equities Co.               219,800     7,391
Summit Bancorp                                  152,490     7,274
Travelers Property Casualty "A"                 166,600     7,143
PMI Group, Inc.                                  83,600     6,134
BB&T Corp.                                       71,300     4,822
Life Re Corp.                                    53,800     4,412
                                                         --------
                                                          204,661
Health Care 9.4%
Total Renal Care Holdings                       265,100     9,146
Health Management Associates, Inc. `A' (b)      268,925     8,992
Guidant Corp.                                   120,800     8,615
Watson Pharmaceuticals, Inc. (b)                180,000     8,404
Allegiance Corp.                                158,700     8,133
Bausch & Lomb, Inc.                             162,100     8,125
Trigon Healthcare, Inc. (b)                     221,200     8,005
Mylan Laboratories, Inc.                        260,100     7,819
DePuy, Inc.                                     263,100     7,433
                                                         --------
                                                           74,672
Materials & Processing 3.0%
Southdown, Inc.                                 131,600     9,393
Cytec Industries, Inc. (b)                      166,200     7,354
Crompton & Knowles Corp.                        274,300     6,909
                                                         --------
                                                           23,656
Technology 15.4%
Unisys Corp. (b)                                461,100    13,026
Compuware Corp. (b)                             243,900    12,469
Network Associates, Inc. (b)                    248,350    11,890
Citrix Systems, Inc. (b)                        152,800    10,448
Sanmina Corp. (b)                               217,100     9,417
BEA Systems, Inc. (b)                           408,500     9,370
Comverse Technology, Inc. (b)                   179,400     9,306
Platinum Technology, Inc. (b)                   315,000     8,997
Synopsys, Inc. (b)                              190,900     8,734
Comdisco, Inc.                                  459,250     8,726
Tech Data Corp. (b)                             189,600     8,129
American Power Conversion Corp. (b)             247,800     7,434
SCI Systems, Inc. (b)                           120,000     4,515
                                                         --------
                                                          122,461
Transportation 2.2%
ASA Holdings, Inc.                              180,600     8,962
Comair Holdings, Inc.                           285,700     8,824
                                                         --------
                                                           17,786
Utilities 2.2%
El Paso Natural Gas Co.                         239,700     9,169
IPALCO Enterprises, Inc.                        184,400     8,194
                                                         --------
                                                           17,363
Total Common Stocks                                       763,167
(Cost $623,443)                                          ========


 SHORT-TERM INSTRUMENTS 5.7%
                                              Principal
                                                Amount
                                                (000s)
Repurchase Agreement 5.7%
State Street Bank
  4.250% due 07/01/98                          $ 45,212    45,212
  (Dated 06/30/98.  Collateralized by
  U.S. Treasury Note 5.625% 11/30/98
  valued at $46,116,557.  Repurchase
  proceeds are $45,217,338.)
                                                         --------
Total Short-Term Instruments                               45,212
(Cost $45,212)                                           ========


Total Investments (a) 101.8%                             $808,379
(Cost $668,655)

Other Assets and Liabilities (Net) (1.8%)                 (14,501)
                                                         --------

Net Assets 100.0%                                        $793,878
                                                         ========

22    See accompanying notes

Schedule of Investments

Mid-Cap Growth Fund
June 30, 1998

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                      $ 145,339

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                       (5,876)
                                                               ---------

Unrealized appreciation-net                                    $ 139,463
                                                               =========
(b) Non-income producing security.


                                                     See accompanying notes   23

Schedule of Investments

Innovation Fund
June 30, 1998

                                                     Value
                                          Shares     (000s)
COMMON STOCKS 93.5%
Capital Goods 0.8%
MotivePower Industries, Inc. (b)          120,000   $ 2,940

Communications 6.0%
Nextel Communications, Inc. "A" (b)       250,000     6,219
Skytel Communications, Inc.               250,000     5,852
WinStar Communications, Inc. (b)          100,000     4,294
Clearnet Communications, Inc. "A" (b)     320,000     3,520
Com21, Inc.                               150,000     3,187
                                                   --------
                                                     23,072
Consumer Discretionary 0.9%
Tefron Limited (b)                        150,000     3,300

Financial & Business Services 1.7%
Outdoor Systems, Inc. (b)                 230,000     6,440

Health Care 12.1%
VISX, Inc. (b)                            200,000    11,900
Quintiles Transnational Corp. (b)         200,000     9,838
Sofamor Danek Group, Inc. (b)              90,000     7,791
STERIS Corp. (b)                          100,000     6,359
Guidant Corp.                              80,000     5,705
Theragenics Corp. (b)                     200,000     5,213
                                                   --------
                                                     46,806
Technology 72.0%
America Online, Inc. (b)                  300,000    31,800
Cisco Systems, Inc. (b)                   250,000    23,016
Microsoft Corp. (b)                       190,000    20,591
Nokia Corp. - ADR                         260,000    18,866
Lucent Technologies, Inc.                 219,600    18,268
Yahoo, Inc. (b)                           100,000    15,750
Saville Systems - ADR (b)                 270,000    13,534
Ascend Communications, Inc. (b)           250,000    12,391
CBT Group PLC SP - ADR (b)                220,000    11,770
Dell Computer Corp. (b)                   120,000    11,137
Tellabs, Inc. (b)                         150,000    10,744
Intel Corp.                               140,000    10,377
Network Associates, Inc. (b)              195,000     9,336
Tekelec (b)                               200,000     8,950
Aspect Development, Inc. (b)              110,000     8,319
CheckFree Holdings Corp.                  250,000     7,359
Fore Systems, Inc. (b)                    265,000     7,022
Citrix Systems, Inc. (b)                  100,000     6,837
Premisys Communications, Inc. (b)         230,000     5,721
Xilinx, Inc. (b)                          140,000     4,760
Compaq Computer Corp. (b)                 165,000     4,682
3Com Corp. (b)                            150,000     4,603
BEA Systems, Inc. (b)                     200,000     4,587
Flextronics International Limited         100,000     4,350
Business Objects SA SP - ADR (b)          225,000     3,797
America Online, Inc. Rights (b)           300,000         0
                                                   --------
                                                    278,567
                                                   --------
Total Common Stocks                                 361,125
(Cost $204,437)                                    ========

SHORT-TERM INSTRUMENTS 7.6%

                                                              Principal
                                                                Amount
                                                                (000s)
Commercial Paper 7.6%
Federal Home Loan Bank Corp
  5.400% due 07/01/98                                     $ 27,000    27,000
Federal National Mortage Association
  5.750% due 07/01/98                                        2,300     2,300
                                                                    --------

Total Short-Term Instruments                                          29,300
(Cost $29,300)                                                      ========


                                                                       Value
                                                                      (000s)
Total Investments (a) 101.1%                                        $390,425
(Cost $233,737)

Written Options (c) (0.3%)                                              (975)
(Premiums $650)

Other Assets and Liabilities (0.8%)                                   (3,123)
                                                                    --------
Net Assets 100.0%                                                   $386,327
                                                                    ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $159,448

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                           (2,760)
                                                                   ---------
Unrealized appreciation-net                                         $156,688
                                                                   ---------
(b) Non-income producing security.

(c) Premiums received on written options:


                                                                       Premium       Value
Type                                                        Contracts    (000s)      (000s)
-------------------------------------------------------------------------------------------
Call - OTC America Online, Inc. (07/98)
    Strike @ 110.00 Exp. 07/17/98                               1,000     $310        $300
Call - OTC Yahoo, Inc. (07/98)
    Strike @ 150.00 Exp. 07/17/98                                 500      340         675
                                                                          ----------------
                                                                          $650        $975
                                                                          ================






24    See accompanying notes

Financial Highlights
                                                               Equity                             Capital       Mid-Cap
                                                               Income    Value     Renaissance    Appreciation  Growth    Innovation
Selected Per Share Data for the Period Ended: June 30, 1998    Fund (b)  Fund (b)   Fund (b)      Fund (b)      Fund (b)  Fund (b)
                                                              --------- ----------  -----------   -----------  ---------  ----------

Net Asset Value Beginning of Period                            $16.71    $15.99        $18.99         $25.41    $23.97       $21.50
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Net Investment Income (Loss) (a)                                 0.09      0.04          0.01           0.02      0.00        (0.05)
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Net Realized / Unrealized Gain (Loss) on Investments (a)        (0.66)    (0.34)         0.10           0.58      0.02         2.83
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Total Income from Investment Operations                         (0.57)    (0.30)         0.11           0.60      0.02         2.78
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Dividends from Net Investment Income                            (0.10)    (0.05)         0.00           0.00      0.00         0.00
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Distributions from Net Realized Capital Gains                    0.00      0.00          0.00           0.00      0.00         0.00
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Tax Basis Return of Capital                                      0.00      0.00          0.00           0.00      0.00         0.00
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Total Distributions                                             (0.10)    (0.05)         0.00           0.00      0.00         0.00
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Net Asset Value End of Period                                   16.04     15.64         19.10          26.01     23.99        24.28
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Total Return (%)                                                (3.43)    (1.85)         0.58           2.36      0.08        12.93
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Net Assets End of Period (000s)                                $  104    $   98        $  126         $  118    $  142       $  139
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Ratio of Expenses to Average Net Assets (%) *                    1.10      1.10          1.25           1.10      1.10         1.30
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Ratio of Net Investment Income (Loss)
to Average Net Assets (%) *                                      2.23      1.23          0.21           0.27      0.03        (0.99)
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------

Portfolio Turnover Rate (%)                                        45        77           192             75        66          100
------------------------------------------------------------  --------- ----------  -----------   -----------  ---------  ----------


*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 8, 1998.

                                                      See accompanying notes  25

Statement of Assets and Liabilities
June 30, 1998

                                                        Equity                                Capital        Mid-Cap
                                                        Income      Value      Renaissance    Appreciation   Growth    Innovation
Amounts in thousands, except per share amounts          Fund        Fund       Fund           Fund           Fund      Fund
                                                       ----------- ---------- ------------- -------------- ----------- ----------
Assets:
Investments, at value                                   $201,860   $239,561      $651,786     $1,150,800    $808,379     $390,425
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Cash and foreign currency                                      1          1           357              0       1,762          454
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Receivable for investments and foreign currency sold       4,103     11,943        11,230          9,631           0            0
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Receivable for Fund shares sold                              542        133         3,789          2,496       1,937        4,978
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Variation margin receivable                                    0          0             0              0           0            0
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Interest and dividends receivable                            582        529           661            799         573            2
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Other assets                                                   0          0             0              0           0            0
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
                                                         207,088    252,167       667,823      1,163,726     812,651      395,859
====================================================== =========== ========== ============= ============== =========== ==========

Liabilities:
Payable for investments and foreign currency purchased  $  5,054   $ 12,119      $  8,489     $   38,145    $ 17,385     $  1,973
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Written options outstanding                                    0          0            55              0           0          975
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Payable for Fund shares redeemed                             160        394           912          1,190         689        5,922
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Dividends payable                                              9         32           360             79          28          124
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Accrued investment advisor's fee                              75         88           310            400         280          185
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Accrued administrator's fee                                   48         67           206            244         189          114
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Accrued distribution and/or servicing fee                     35        108           467            125         202          239
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
                                                           5,381     12,808        10,799         40,183      18,773        9,532
====================================================== =========== ========== ============= ============== =========== ==========

Net Assets                                              $201,707   $239,359      $657,024     $1,123,543    $793,878     $386,327
====================================================== =========== ========== ============= ============== =========== ==========
Net Assets Consist of:
Paid in capital                                         $154,232   $193,061      $512,594     $  801,861    $613,076     $229,964
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Undistributed net investment income                        4,754      5,621        46,534          2,964          52            0
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Accumulated undistributed net realized gain               14,470     14,836        32,366         69,031      41,026            0
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Net unrealized appreciation                               28,251     25,841        65,530        249,687     139,724      156,363
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
                                                        $201,707   $239,359      $657,024     $1,123,543    $793,878     $386,327
====================================================== =========== ========== ============= ============== =========== ==========

Net Assets:
Class D                                                      104         98           126            118         142          139
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------
Other Classes                                            201,603    239,261       656,898      1,123,425     793,736      386,188
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------

Shares Issued and Outstanding:
Class D                                                        7          6             7              5           6            6
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Class D                                                   $16.04     $15.64        $19.10         $26.01      $23.99       $24.28
------------------------------------------------------ ----------- ---------- ------------- -------------- ----------- ----------

Cost of Investments Owned                               $173,609   $213,720      $586,333     $  901,113    $668,655     $233,737
====================================================== =========== ========== ============= ============== =========== ==========

26  See accompanying notes

Statement of Operations
For the year ended June 30, 1998

                                                             Equity                              Capital       Mid-Cap
                                                             Income      Value     Renaissance   Appreciation  Growth    Innovation
Amounts in thousands                                         Fund        Fund      Fund          Fund          Fund      Fund
                                                             --------- ---------- ------------- -------------- --------- ----------
Investment Income:
Dividends, net of foreign taxes                              $ 5,723    $ 4,626      $  7,141       $  8,511    $  4,903   $    458
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Interest                                                         345        253         1,054          2,397       1,951        699
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
 Total income                                                  6,068      4,879         8,195         10,908       6,854      1,157
==========================================================   ========= ========== ============= ============== ========= ==========

Expenses:
Investment advisory fees                                         795        951         3,010          3,628       2,622      2,029
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Administration fees                                              487        721         2,006          2,144       1,722      1,248
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Servicing fees - Class D                                           0          0             0              0           0          0
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Distribution and/or servicing fees - Other Classes               267      1,155         4,622            770       1,618      2,628
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Trustees' fees                                                    16         20            45             70          51         33
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Miscellaneous                                                      0          0             1              0           0          5
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
 Total Expenses                                                1,565      2,847         9,684          6,612       6,013      5,943
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Net Investment Income (Loss)                                   4,503      2,032        (1,489)         4,296         841     (4,786)
==========================================================   ========= ========== ============= ============== ========= ==========

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                              23,527     29,304       123,499         89,980      58,714     17,532
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Net realized gain on futures contracts and written options         0          0            71              0           0        606
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Net change in unrealized appreciation on investments           4,261      3,088         3,968        125,025      57,682    109,895
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------
Net change in unrealized appreciation (depreciation)
 on futures contracts and written options                          0          0            77              0           0       (325)
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------

 Net Gain                                                     27,788     32,392       127,615        215,005     116,396    127,708
----------------------------------------------------------   --------- ---------- ------------- -------------- --------- ----------

Net Increase in Assets Resulting from Operations             $32,291    $34,424      $126,126       $219,301    $117,237   $122,922
==========================================================   ========= ========== ============= ============== ========= ==========

                                                      See accompanying notes  27

Statement of Changes in Net Assets


Amounts in thousands            Equity Income Fund                  Value Fund                      Renaissance Fund
                                ----------------------------------  -----------------------------   -------------------------------
                                        Year Ended      Year Ended     Year Ended      Year Ended      Year Ended  Nine Months Ended
                                     June 30, 1998   June 30, 1997  June 30, 1998   June 30, 1997   June 30, 1998      June 30, 1997
Increase (Decrease) in Net
 Assets from:

Operations:
Net investment income (loss)              $  4,503        $  3,710       $  2,032        $  1,702       $  (1,489)        $    664
-----------------------------------------------------------------------------------------------------------------------------------

Net realized gain                           23,527          20,609         29,304          13,315         123,570           42,917
-----------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized appreciation        4,261           6,318          3,088          19,593           4,045           33,883
-----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting
 from operations                            32,291          30,637         34,424          34,610         126,126           77,464
==================================================================================================================================

Distributions to Shareholders:
From net investment income
  Class D                                       (1)              0              0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------

  Other Classes                             (4,434)         (4,659)        (2,015)         (1,968)           (425)            (973)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
  Class D                                        0               0              0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------

  Other Classes                                  0               0              0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------

From net realized capital gains
  Class D                                        0               0              0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------

  Other Classes                            (20,707)        (14,904)       (20,689)         (2,344)        (80,722)         (38,793)
-----------------------------------------------------------------------------------------------------------------------------------


Total Distributions                        (25,142)        (19,563)       (22,704)         (4,312)        (81,147)         (39,766)
==================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class D                                      108               0            100               0             126                0
-----------------------------------------------------------------------------------------------------------------------------------

  Other Classes                             64,648          28,212         90,008          38,497         465,308          151,393
-----------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization
  Other Classes                                  0               0              0          80,835               0                0
-----------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of
 distributions
  Class D                                        1               0              0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------

  Other Classes                             24,499          18,969         21,627           4,260          74,240              886
-----------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
  Class D                                        0               0              0               0               0                0
-----------------------------------------------------------------------------------------------------------------------------------

  Other Classes                            (34,922)        (40,842)       (63,900)        (26,813)       (311,714)         (72,275)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting
from Fund share transactions                54,334           6,339         47,835          96,779         227,960           80,004
-----------------------------------------------------------------------------------------------------------------------------------


Total Increase in Net Assets                61,483          17,413         59,555         127,077         272,939          117,702
==================================================================================================================================

Net Assets:
Beginning of period                        140,224         122,811        179,804          52,727         384,085          266,383
-----------------------------------------------------------------------------------------------------------------------------------

End of period *                           $201,707        $140,224       $239,359        $179,804       $ 657,024         $384,085
-----------------------------------------------------------------------------------------------------------------------------------


*Including net undistributed investment
 income of:                               $  4,754        $  2,380       $  5,621        $  6,824       $  46,534         $ 28,688
-----------------------------------------------------------------------------------------------------------------------------------


28  See accompanying notes


                                     Capital Appreciation Fund       Mid-Cap Growth Fund            Innovation Fund
                                     -----------------------------   ----------------------------   --------------------------------
                                        Year Ended      Year Ended      Year Ended     Year Ended      Year Ended  Nine Months Ended
                                     June 30, 1998   June 30, 1997   June 30, 1998  June 30, 1997   June 30, 1998      June 30, 1997
Investments from:

Operations:
Net investment income (loss)            $    4,296        $  4,349       $     841       $  1,077       $  (4,786)        $  (2,397)

-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                           89,980          45,370          58,714         30,855          18,138             3,357
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
 appreciation                              125,025          74,013          57,682         50,902         109,570             2,593
-----------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from
 operations                                219,301         123,732         117,237         82,834         122,922             3,553
===================================================================================================================================

Distributions to Shareholders:
From net investment income
 Class D                                         0               0               0              0               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Other Classes                              (3,830)         (2,210)         (1,495)          (606)              0                 0
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
 Class D                                         0               0               0              0               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Other Classes                                   0               0               0              0               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
 Class D                                         0               0               0              0               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Other Classes                             (50,344)        (44,170)        (30,237)       (43,786)        (17,902)           (3,592)
-----------------------------------------------------------------------------------------------------------------------------------

Total Distributions                        (54,174)        (46,380)        (31,732)       (44,392)        (17,902)           (3,592)
===================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
 Class D                                       115               0             142              0             124                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Other Classes                             560,304         191,296         600,636         83,229         462,082           212,663
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
 Other Classes                                   0               0               0         75,422               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
 distributions
 Class D                                         0               0               0              0               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Other Classes                              43,103          36,688          30,438         43,184          16,937                 0
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
 Class D                                         0               0               0              0               0                 0
-----------------------------------------------------------------------------------------------------------------------------------
 Other Classes                            (207,057)        (92,113)       (310,412)       (84,790)       (468,412)         (163,645)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
 from Fund share transactions              396,465         135,871         320,804        117,045          10,731            49,018
-----------------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets               561,592         213,223         406,309        155,487         115,751            48,979
===================================================================================================================================
Net Assets:
Beginning of period                        561,951         348,728         387,569        232,082         270,576           221,597
-----------------------------------------------------------------------------------------------------------------------------------
End of period *                         $1,123,543        $561,951       $ 793,878       $387,569       $ 386,327         $ 270,576
-----------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
 investment income of:                  $    2,964        $  8,727       $      52       $    513       $       0         $       0
-----------------------------------------------------------------------------------------------------------------------------------

                                                      See accompanying notes  29

Notes to Financial Statements
June 30, 1998

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds had not commenced operations as of June 30, 1998. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detail financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

  Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $6,396; Value Fund
- $12,048; Renaissance Fund - $40,871; Mid-Cap Growth Fund - $6,930; and Innovation Fund - $31,650.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.60% for the Renaissance Fund; 0.65% for the Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors, serves as the distributor of the Trust's shares.
  The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
  Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):


             Distribution Fee(%)  Servicing Fee(%)
--------------------------------------------------
Class A
All Funds                   --              0.25
Class B
All Funds                 0.75              0.25
Class C
All Funds                 0.75              0.25
Class D
All Funds                   --              0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 1998, PFD received $2,872,883 representing commissions (sales charges) and contingent deferred sales charges.

June 30, 1998

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include distribution and service fees payable with respect to certain share classes and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
  Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee Member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1998 were as follows (amounts in thousands):

                                            U.S. Government/Agency                       All Other
                                         ------------------------------------------------------------------
                                         Purchases             Sales            Purchases          Sales
-----------------------------------------------------------------------------------------------------------
Equity Income Fund                                                                $  108,839       $ 76,245
Value Fund                                                                           188,181        158,285
Renaissance Fund                                                                   1,093,485        966,292
Capital Appreciation Fund                                                            879,186        566,842
Mid-Cap Growth Fund                                                                  637,096        360,640
Innovation Fund                                                                      300,097        328,301

5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

                                                                      Renaissance Fund                     Innovation Fund
                                                                 ------------------------------------------------------------------

                                                                 Premium           Contracts           Premium         Contracts
-----------------------------------------------------------------------------------------------------------------------------------
Balance at 06/30/97                                                     $   0                  0         $        0              0
Sales                                                                     271              1,130              3,864         10,142
Closing Buys                                                             (139)              (500)            (2,140)        (4,892)
Expirations                                                                 0                  0               (897)        (2,996)
Exercised                                                                   0                  0               (176)          (754)
-----------------------------------------------------------------------------------------------------------------------------------
Balance at 06/30/98                                                     $ 132                630         $      651          1,500
===================================================================================================================================

6. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                  Equity Income Fund                                 Value Fund
                                     ------------------------------------------      -----------------------------------------
                                     Year Ended 6/30/98     Year Ended 6/30/97       Year Ended 6/30/98     Year Ended 6/30/97
                                     Shares     Amount      Shares     Amount        Shares     Amount     Shares    Amount
----------------------------------   ------------------------------------------      -----------------------------------------
Receipts for shares sold
 Class D                                  7     $     108        0     $      0           6    $     100        0    $      0
----------------------------------   ------------------------------------------      -----------------------------------------
 Other Classes                        4,002        64,648    1,965       28,213       5,791       90,008    3,576      38,497
----------------------------------   ------------------------------------------      -----------------------------------------
Shares issued in reorganization
 Other Classes                            0             0        0            0           0            0    5,988      80,835
----------------------------------   ------------------------------------------      -----------------------------------------
Issued as reinvestment of
 distributions
 Class D                                  0             1        0            0           0            0        0           0
----------------------------------   ------------------------------------------      -----------------------------------------
 Other Classes                        1,593        24,499    1,384       18,968       1,478       21,627      322       4,260
----------------------------------   ------------------------------------------      -----------------------------------------
Cost of shares redeemed
 Class D                                  0             0        0            0           0            0        0           0
----------------------------------   ------------------------------------------      -----------------------------------------
 Other Classes                       (2,151)      (34,922)  (2,803)     (40,842)     (4,119)     (63,900)  (1,970)    (26,813)
----------------------------------   ------------------------------------------      -----------------------------------------

Net increase resulting from
 Fund share transactions              3,451     $  54,334      546     $  6,339       3,156    $  47,835    7,916    $ 96,779
==================================   ==========================================      =========================================

                                                      Renaissance Fund
                                     -------------------------------------------------
                                       Year Ended 6/30/98        Year Ended 6/30/97
                                      Shares          Amount    Shares          Amount
                                     -------------------------------------------------
----------------------------------   -------------------------------------------------
Receipts for shares sold
 Class D                                    7      $     126          0      $       0
----------------------------------   -------------------------------------------------
 Other Classes                         25,062        465,308      9,568        151,393
----------------------------------   -------------------------------------------------
Shares issued in reorganization
 Other Classes                              0              0          0              0
----------------------------------   -------------------------------------------------
Issued as reinvestment of
 distributions
 Class D                                    0              0          0              0
----------------------------------   -------------------------------------------------
 Other Classes                          4,447         74,240         56            886
----------------------------------   -------------------------------------------------
Cost of shares redeemed
 Class D                                    0              0          0              0
----------------------------------   -------------------------------------------------
 Other Classes                        (16,657)      (311,714)    (4,514)       (72,275)
----------------------------------   -------------------------------------------------

Net increase resulting from
 Fund share transactions               12,859      $ 227,960      5,110      $  80,004
==================================   =================================================

                                              Capital Appreciation Fund                           Mid-Cap Growth Fund
                                    --------------------------------------------      -------------------------------------------
                                      Year Ended 6/30/98     Year Ended 6/30/97        Year Ended 6/30/98     Year Ended 6/30/97
                                     Shares        Amount   Shares        Amount      Shares        Amount   Shares        Amount
----------------------------------  --------------------------------------------      -------------------------------------------
Receipts for shares sold
 Class D                                 5     $     115        0      $      0            6     $     142        0      $      0
----------------------------------  --------------------------------------------      -------------------------------------------
 Other Classes                      23,379       560,304   10,030       191,296       25,999       600,636    5,047        83,229
----------------------------------  --------------------------------------------      -------------------------------------------
Shares issued in reorganization
 Other Classes                           0             0        0             0            0             0    4,103        75,422
----------------------------------  --------------------------------------------      -------------------------------------------
Issued as reinvestment of
 distributions
 Class D                                 0             0        0             0            0             0        0             0
----------------------------------  --------------------------------------------      -------------------------------------------
 Other Classes                       1,860        43,103    2,026        36,688        1,338        30,438    2,496        43,184
----------------------------------  --------------------------------------------      -------------------------------------------
Cost of shares redeemed
 Class D                                 0             0        0             0            0             0        0             0
----------------------------------  --------------------------------------------      -------------------------------------------
 Other Classes                      (8,659)     (207,057)  (4,802)      (92,113)     (13,377)     (310,412)  (4,446)      (84,790)
----------------------------------  --------------------------------------------      -------------------------------------------

Net increase resulting from
 Fund share transactions            16,585     $ 396,465    7,254      $135,871       13,966     $ 320,804    7,200      $117,045
==================================  ============================================      ===========================================

                                                         Innovation Fund
                                       -------------------------------------------------
                                         Year Ended 6/30/98          Year Ended 6/30/97
                                        Shares        Amount         Shares       Amount
-----------------------------------   --------------------------------------------------
Receipts for shares sold
 Class D                                    6      $     124            0      $       0
-----------------------------------   --------------------------------------------------
 Other Classes                         22,660        462,082       12,622        212,663
-----------------------------------   --------------------------------------------------
Shares issued in reorganization
 Other Classes                              0              0            0              0
-----------------------------------   --------------------------------------------------
Issued as reinvestment of
 distributions
 Class D                                    0              0            0              0
-----------------------------------   --------------------------------------------------
 Other Classes                            930         16,937            0              0
-----------------------------------   --------------------------------------------------
Cost of shares redeemed
 Class D                                    0              0            0              0
-----------------------------------   --------------------------------------------------
 Other Classes                        (23,091)      (468,412)      (9,824)      (163,645)
-----------------------------------   --------------------------------------------------

Net increase resulting from
 Fund share transactions                  505      $  10,731        2,798      $  49,018
===================================   ==================================================


Report of Independent Accountants

To the Trustees and Class D Shareholders of the
PIMCO Funds: Multi-Manager Series


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights of the Class D shares present fairly, in all material respects, the financial position of the Equity Income Fund, Value Fund, Renaissance Fund, Capital Appreciation Fund, Mid-Cap Growth Fund and Innovation Fund (hereafter referred to as the "Funds") at June 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Class D shares for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 1998

Federal Income Tax Information
(unaudited)

For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 1998 which qualify for the corporate dividend-received deduction are as follows:

Equity Income Fund                 61.03%
Value Fund                         40.22%
Renaissance Fund                    9.64%
Capital Appreciation Fund          55.27%
Mid-Cap Growth Fund                60.37%
Innovation Fund                     3.53%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 1999, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.

PIMCO Funds: Access to the highest standard

PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $229 billion. PIMCO Advisors consists of seven institutional investment firms, each seeking the highest caliber performance in a single discipline.

PIMCO Advisors L.P. Graphic
Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious institutional clients, including 46 of the 100 largest U.S. corporations.


--------------------------------------------------------------------------------
Manager              PIMCO Advisors L.P., 800 Newport Center Drive,
                     Newport Beach, CA 92660

--------------------------------------------------------------------------------
Distributor          PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                     Stamford, CT 06902

--------------------------------------------------------------------------------
Custodian            Investors Fiduciary Trust Company, 801 Pennsylvania,
                     Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder          Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
Servicing Agent and
Transfer Agent

--------------------------------------------------------------------------------
Independent          PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant           Kansas City, MO, 64105

--------------------------------------------------------------------------------
Legal Counsel        Ropes & Gray, One International Place,
                     Boston, MA 02110

--------------------------------------------------------------------------------
For Account          For PIMCO Funds account information contact your financial
Information          advisor, or if you receive account statements directly from
                     PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available M-F 8:30 am to 8:00 pm E.T.

--------------------------------------------------------------------------------
Web Site             https://www.pimcofunds.com

--------------------------------------------------------------------------------

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                                                                      PZ005.8/98
--------------------------------------------------------------------------------

LOGO PIMCO Funds

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2187 Atlantic Street
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